Exhibit 99.2


           ACADIA REALTY TRUST

      QUARTERLY SUPPLEMENTAL DISCLOSURE
              September 30, 2004

              Table of Contents
----------------------------------------------
                                                      Page                                                          Page
                                              --------------------                                                  ----

             Section I - Overview                                                   Section III - Joint Venture
                                                                                             Information


Important Notes                                                 2               Overview - Fund I                    23

Company Information                                             3               Overview - Fund II                   24

Portfolio Snapshot                                              4               Overview - RCP Venture               25

Organizational Chart                                            5               Joint Venture Properties - Detail    26

Management Team                                                 6               Kroger/Safeway Locations             27

      Section II - Financial Information                                        Top 10 Joint Venture Tenants         28

Market Capitalization                                           7                Section IV - Portfolio Information

Shareholder Information                                         8               Properties  - Overview               29

Operating Statements - Consolidated                             9               Properties by Region - Summary       32

Operating Statements - Joint Venture Activity                  10               Properties by State - Summary        33

Operating Statements - Activity by Source                      11               Properties - Detail                  34

Operating Statements - Current v. Historical                   12               Leasing Production                   37

Net Operating Income - Same Property                                            Top 10 Tenants - Consolidated
 Performance                                                   13                                                    38

Funds from Operations ("FFO"), Adjusted FFO                                     Anchor Tenant Detail
 ("AFFO")                                                                                                            39
  and Funds Available for Distribution ("FAD")                 14
                                                                                Anchor Lease Expirations - Next 3
                                                                                 Years                               44
Capital Expenditures                                           15
                                                                                Lease Expirations                    45
Balance Sheets                                                 16
                                                                                Property Demographics                53
Selected Operating Ratios                                      17
                                                                                Residential Properties               54
Debt Analysis - Summary                                        18

Debt Analysis - Detail                                         19

Debt Maturity Schedule                                         21

Unencumbered Properties                                        22

      Visit acadiarealty.com for current news as well as additional property details and financial information
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                                     Page 1

                               ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                               ACADIA REALTY TRUST
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                               Company Information
                               -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 70 properties totaling approximately 9.3 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


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



Corporate Headquarters    1311 Mamaroneck Avenue                   Investor Relations  Jon Grisham
                          Suite 260                                                    Vice President
                          White Plains, NY 10605                                       (914) 288-8142
                                                                                       jgrisham@acadiarealty.com

New York Stock Exchange   Symbol AKR                               Web Site            www.acadiarealty.com


Analyst Coverage          Banc of America Securities               Citigroup - Smith Barney
                          Ross Nussbaum - (212) 847-5668           Jonathan Litt - (212) 816-0231
                          ross.nussbaum@bofasecurities.com         jonathan.litt@citigroup.com
                                                                   Michael Bilerman - (212) 816-1383
                          RBC Capital Markets                      michael.bilerman@citigroup.com
                          Jay Leupp - (415) 633-8588               David Carlisle - (212) 816-1382
                          jay.leupp@rbccm.com                      david.s.carlisle@citigroup.com
                          David Ronco - (415) 633-8566
                          david.ronco@rbccm.com                    Advest, Inc.
                                                                   Sheila McGrath - (908) 598-1180
                          MaxCor Financial                         sheila.mcgrath@advest.com
                          Paul Adornato, CFA - (646) 346-7327
                          padornato@maxf.com                       J.P. Morgan Securities, Inc.
                                                                   Michael W. Mueller, CFA (212) 622-6689
                                                                   michael.w.mueller@jpmorgan.com
                                                                   Josh Bederman (212) 622-6530
                                                                   josh.h.bederman@jpmorgan.com
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                                     Page 3

                              ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                            Executive Management Team
            -------------------------------------------------------

Kenneth F. Bernstein                  Chief Executive        Mr. Bernstein is responsible for strategic planning as well
                                         Officer and          as overseeing all day to day activities of the Company
                                                              including operations,
                                         President           acquisitions and capital markets. Mr. Bernstein served as
                                                              the Chief Operating Officer of RD Capital, Inc. from 1990
                                                              until the merger of
                                                             RD Capital with Mark Centers Trust in August of 1998,
                                                              forming Acadia Realty Trust. In such capacity, he was
                                                              responsible for overseeing the
                                                             day-to-day operations of RD Capital and its management
                                                              companies, Acadia Management Company LLC and Sound View
                                                              Management LLC.
                                                             Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from
                                                              1986 to 1990. Mr. Bernstein
                                                             received his Bachelor of Arts Degree from the University of
                                                              Vermont and his Juris Doctorate from Boston University
                                                              School of Law.


Joel Braun                              Senior Vice          Mr. Braun is responsible for the sourcing and financial
                                         President,           analysis of acquisition properties for Acadia. Previously,
                                                              Mr. Braun was Director
                                     Chief Investment        of Acquisitions and Finance for Rosenshein Associates, a
                                           Officer            regional shopping center developer based in New Rochelle,
                                                              New York.
                                                             During this time, Mr. Braun was instrumental in the
                                                              initiation and formation of Kranzco Realty Trust, a
                                                              publicly traded REIT.  Mr. Braun
                                                             holds a Bachelor's in Business Administration from Boston
                                                              University and a Master's Degree in Planning from John
                                                              Hopkins University.


Joseph Hogan                            Senior Vice          Most recently, Mr. Hogan served as Vice President with
                                         President,           Kimco Realty Corporation (NYSE:KIM), where he was
                                                              responsible for
                                        Director of          business development and management of all retail and
                                        Construction          commercial construction projects for Kimco, in addition to outside
                                                             customers and development companies.  Prior to joining
                                                              Kimco, he was with Konover Construction Company, a
                                                              subsidiary of
                                                             Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects
                                                              throughout
                                                             the eastern half of the United States.


Robert Masters, Esq.                    Senior Vice          Prior to joining Acadia in December 1994, Mr. Masters was
                                         President,           General Counsel for API Asset Management for over five
                                                              years,
                                      General Counsel,       Senior Vice President Deputy General Counsel for European
                                                              American Bank from 1985 to 1990, and Vice President and
                                                              Counsel for
                                         Corporate           National Westminster Bank from 1977 to 1985.  Mr. Masters
                                          Secretary           received his Bachelor of Arts from the City University of
                                                              New York
                                                             and a J.D. from New York University Law School.  Mr.
                                                              Masters is also a member of the New York Bar.


Joseph M. Napolitano,                   Senior Vice          Mr. Napolitano is responsible for overseeing the company's
                                         President,           internal operations. Previously, he held the position of
                                                              Senior Vice President,
CPM                                     Director of          Director of Property Management. Prior to joining Acadia in
                                         Operations           1995, Mr. Napolitano was employed by Rosen Associates
                                                              Management Corp.
                                                             as a Senior Property Manager overseeing a national
                                                              portfolio of community shopping centers, and Roebling
                                                              Management Co. as a Property
                                                             Manager responsible for neighborhood and community shopping centers nationally.  Mr. Napolitano holds a Bachelor's in
                                                              Business
                                                             Administration from Adelphi University, Garden City, NY;
                                                              and is a Certified Property Manager by the Institute of
                                                              Property Management
                                                             (IREM).  Mr. Napolitano is also a member of the New York
                                                              State Association of Realtors  (NYSAR) International
                                                              Council of Shopping Center
                                                             (ICSC), Commercial Investment Real Estate Institute
                                                              (CIREI), and the Building Owners and Managers Institute
                                                              (BOMI).


Michael Nelsen                          Senior Vice          Mr. Nelsen oversees all the financial activities and asset
                                         President,           management functions.  Mr. Nelsen was most recently
                                                              President of
                                      Chief Financial        G. Soros Realty, Inc. and Director of Real Estate for Soros
                                           Officer            Private Funds Management LLC. His responsibilities
                                                              included
                                                             asset/portfolio management of real estate operations,
                                                              financial reporting, financings, asset acquisitions and
                                                              dispositions.
                                                             Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified
                                                              Public Accountant
                                                             since 1971.


Joseph Povinelli                        Senior Vice          Mr. Povinelli joined Acadia in 1999 with 19 years of retail
                                         President,           leasing experience. Since 1987 Mr. Povinelli had served as regional real estate
                                        Director of          representative for Vornado Realty Trust, a New Jersey based
                                           Leasing            Real estate investment trust, and was responsible for the
                                                              day to day
                                                             leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he
                                                              served as leasing representative
                                                             for Net Properties Management, Great Neck, New York,
                                                              responsible for leasing of the strip shopping center and
                                                              office building portfolio
                                                             of the mid-atlantic and southeast regions of the company.
                                                              Mr. Povinelli received a Bachelor of Science degree in
                                                              Finance and Economics
                                                             from C.W. Post College of Long Island Universty.

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                                     Page 4


                               ACADIA REALTY TRUST
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                           Total Market Capitalization
            --------------------------------------------------------
                (including pro-rata share of joint venture debt)

                                                                                              Percent of
                                                           Percent of                        Total Market
                 (amounts in thousands)                   Total Equity                      Capitalization
                                                        -----------------                   --------------

Equity Capitalization
--------------------------------------------------------
Total Common Shares Outstanding                                     97.4%            29,299
Common Operating Partnership ("OP") Units                            1.3%               393
                                                                         -------------------
Combined Common Shares and OP Units                                                  29,692

Market Price at September 30, 2004                                                   $14.75
                                                                         -------------------

Equity Capitalization - Common Shares and OP Units                                 $437,957

Preferred OP Units - at cost (1)                                     1.3%             5,580
                                                        ------------------------------------

              Total Equity Capitalization                          100.0%           443,537          62.6%
                                                        ==================================================

Debt Capitalization
--------------------------------------------------------
Company's balance sheet                                                             225,006          31.8%
Pro-rata share of joint venture debt                                                 40,136           5.6%
                                                                         ---------------------------------

               Total Debt Capitalization                                            265,142          37.4%
                                                                         ---------------------------------

              Total Market Capitalization                                          $708,679         100.0%
                                                                         =================================



                        Weighted Average Outstanding Common Shares and O.P. Units
----------------------------------------------------------------------------------------------------------

                                                             Common
                                                             Shares          O.P. Units         Total
                                                        --------------------------------------------------

==========================================================================================================
Basic
Quarter ended September 30, 2004                              29,253,889            425,713    29,679,602
Nine months ended September 30, 2004                          28,691,686            667,428    29,359,114
Fully Diluted (3)
Quarter ended September 30, 2004                              29,847,508            425,713    30,273,221
Nine months ended September 30, 2004                          29,388,507            667,428    30,055,935
==========================================================================================================

Basic
Quarter ended September 30, 2003                              27,180,323          1,282,760    28,463,083
Nine months ended September 30, 2003                          26,319,632          2,131,942    28,451,574
Fully Diluted
Quarter ended September 30, 2003                              28,245,059          1,282,760    29,527,819
Nine months ended September 30, 2003                          27,123,067          2,131,942    29,255,009


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per uni Also includes $4,000 of Preferred OP Units issued to Klaff related to the new RCP Venture

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt exc amount.

(3) For purposes of 2004 earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 522,681 and 491,935 for the quarter and nine months in 2004.

                               ACADIA REALTY TRUST
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                             Shareholder Information
                           --------------------------
                             (amounts in thousands)


             10 Largest Institutional/Non-Retail Shareholders (1)              Percent of Out-
                                                                    Common     standing Common
Shareholder                                                      Shares Held       Shares
--------------------------------------                          -------------------------------

Yale University                                                         4,634             15.8%
Wellington Management                                                   3,326             11.4%
Clarion CRA Securities                                                  1,658              5.7%
Cliffwood Partners                                                      1,191              4.1%
Stanford University                                                     1,411              4.8%
ABP                                                                     1,039              3.5%
Third Avenue Management                                                   981              3.3%
Vanguard Group                                                            977              3.3%
State Street                                                              886              3.0%
Janus Capital Management                                                  780              2.7%
                                                                -------------------------------

Total of 10 Largest Institutional Shareholders                         16,883             57.6%
                                                                ===============================

Total of all Institutional
 Shareholders                                                          24,838             84.8%
                                                                ===============================


                            Operating Partnership
                               Unit Information
------------------------------------------------------------------------------

                                                                   Percent
                                                                of Total O.P. Units
                                                                -------------------

Managment O.P. Unit Holders                                 338          86.0%
Other O.P. Unit Holders                                      55          14.0%
                                      -------------------------- --------------

Total O.P. Units                                            393         100.0%
                                      =========================== =============


   Management and Trustee Ownership
--------------------------------------

Common Shares (not including options)                       479
O.P. Units (see above)                                      338
                                      --------------------------

                                                            817
                                      ==========================


(1) Based on most recent Schedule 13F filing



                              ACADIA REALTY TRUST
                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                               September 30, 2004


                                  Statements of
                                  Operations -
                                Consolidated (1)
                            -----------------------
                               Current Quarter and
                                  Year-to-Date
                            -----------------------
                                 (in thousands)
                        ----------------------- -----------------------

                        Year-to-                 Current                                         Previous
                          Date                   Quarter                                         Quarters

                           9 months             3 months                3 months                 3 months
                        ended September       ended September            ended                    ended
                           30,                     30,                    June                    March
                                                                           30,                      31,
                           2004                    2004                    2004                     2004
                        ----------------------- ----------------------- ------------------------ -----------------------

                        Wholly   JV's   Total   Wholly   JV's   Total   Wholly  JV's (2) Total   Wholly   JV's   Total
                          Owned   (2)             Owned   (2)             Owned                    Owned   (2)
                        ----------------------- ----------------------- ------------------------ -----------------------

PROPERTY REVENUES
Minimum rents           $38,645 $5,779 $44,424  $12,933 $1,717 $14,650  $12,905  $2,055 $14,960  $12,807 $2,007 $14,814
Percentage rents            569     55     624      147     36     183      203       4     207      219     15     234
Expense reimbursements   10,188  1,319  11,507    3,385    461   3,846    3,129     445   3,574    3,674    413   4,087
Other property income       485     32     517      157     16     173      200       7     207      128      9     137
                        ----------------------- ----------------------- ------------------------ -----------------------
                         49,887  7,185  57,072   16,622  2,230  18,852   16,437   2,511  18,948   16,828  2,444  19,272
                        ----------------------- ----------------------- ------------------------ -----------------------

PROPERTY EXPENSES
Property operating       10,788  1,021  11,809    3,506    338   3,844    3,441     320   3,761    3,841    363   4,204
Real estate taxes         6,900    739   7,639    2,461    252   2,713    2,117     255   2,372    2,322    232   2,554
                        ----------------------- ----------------------- ------------------------ -----------------------
                         17,688  1,760  19,448    5,967    590   6,557    5,558     575   6,133    6,163    595   6,758
                        ----------------------- ----------------------- ------------------------ -----------------------

NET OPERATING INCOME -
 PROPERTIES              32,199  5,425  37,624   10,655  1,640  12,295   10,879   1,936  12,815   10,665  1,849  12,514


OTHER INCOME (EXPENSE)
General and
 administrative          (4,077)   (26) (4,103)  (1,567)   (20) (1,587)  (1,185)     (6) (1,191)  (1,325)     -  (1,325)
Property related home
 office expenses         (3,508)     -  (3,508)  (1,107)     -  (1,107)  (1,237)      -  (1,237)  (1,164)     -  (1,164)
Equity in Fund I
 unconsolidated
 properties                   -    (21)    (21)       -     (3)     (3)       -     (18)    (18)       -      -       -
Lease termination
 income                       -      -       -        -      -       -        -       -       -        -      -       -
Interest income             918     20     938      318      2     320      485      18     503      115      -     115
Asset and property
 management income (3)    3,123      -   3,123    1,562      -   1,562    1,016       -   1,016      545      -     545
Property management
 expense                   (178)     -    (178)     (58)     -     (58)     (58)      -     (58)     (62)     -     (62)
Straight-line rent
 income                     658   (224)    434      190     82     272      174    (213)    (39)     294    (93)    201
Straight-line rents
 written off               (164)     -    (164)     (22)     -     (22)     (28)      -     (28)    (114)     -    (114)
Hurricane related
 expenses                  (730)     -    (730)    (730)          (730)       -       -       -        -      -       -
Other income                201      -     201       14      -      14       31       -      31      156      -     156
                        ----------------------- ----------------------- ------------------------ -----------------------

EBIDTA                   28,442  5,174  33,616    9,255  1,701  10,956   10,077   1,717  11,794    9,110  1,756  10,866

Depreciation and
 amortization           (11,905)(1,726)(13,631)  (3,928)  (576) (4,504)  (4,121)   (577) (4,698)  (3,856)  (573) (4,429)
Interest expense         (8,463)(1,915)(10,378)  (2,957)  (642) (3,599)  (2,761)   (634) (3,395)  (2,745)  (639) (3,384)
Impairment of real
 estate                       -      -       -        -      -       -        -       -       -        -      -       -
Gain on sale of
 properties                 931      -     931      423      -     423      508       -     508        -      -       -
                        ----------------------- ----------------------- ------------------------ -----------------------

Income before minority
 interest                 9,005  1,533  10,538    2,793    483   3,276    3,703     506   4,209    2,509    544   3,053

Minority interest          (994)   (35) (1,029)    (374)    (7)   (381)    (437)     (8)   (445)    (183)   (20)   (203)
                        ----------------------- ----------------------- ------------------------ -----------------------

NET INCOME               $8,011 $1,498  $9,509   $2,419   $476  $2,895   $3,266    $498  $3,764   $2,326   $524  $2,850
                        ======================= ======================= ======================== =======================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in three JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads"). The third is AKR Fund II which was formed during the 2nd quarter 2004. Along with an investement in the RCP Venture, AKR Fund II also purchased its first property during the 3rd quarter 2004, which is currently slated for redevelopment.

(3)  Detail as follows:

                                                               YTD      3rd     2nd      1st
                                                                        Quarter Quarter Quarter
                                                               -------- ------- ------- ----------
                         Asset
                          management
                          fee Fund I                              $788     $263    $263    $262
                         Asset management fee
                          Fund II (Formed June
                          15, 2004)                                881      756     125       -
                         Property management
                          and leasing fees -
                          Fund I                                   523      161     223     139
                         Property management
                          fees - Other                             373      164      97     112
                         Property management and
                          leasing fees - Klaff
                          Portfolio                                558      218     308      32
                                                               -------- -------- ------- ---------
                                                                $3,123   $1,562  $1,016    $545
                                                               ======== ======== ======= =========


                               ACADIA REALTY TRUST
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


              Statements of Operations - Joint Venture Activity (1)
          ------------------------------------------------------------
                        Current Quarter and Year-to-Date
          ------------------------------------------------------------
                                 (in thousands)


                                                             Year-to-Date

                                                                     9 months
                                                                  ended September 30,
                                                                      2004
                                              -----------------------------------------------------------------------------
                                                    AKR          Pro-rata                       Pro-rata       Pro-rata
                                               Funds I & II       share         Crossroads        share          Total
                                              -----------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                        $16,838          $3,741          $4,164         $2,038         $5,779
Percentage rents                                         207              46              18              9             55
Expense reimbursements                                 2,168             483           1,705            836          1,319
Other property income                                     35               8              49             24             32
                                              -----------------------------------------------------------------------------
                                                      19,248           4,278           5,936          2,907          7,185
                                              -----------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating                                     2,945             654             749            367          1,021
Real estate taxes                                        870             193           1,114            546            739
                                              -----------------------------------------------------------------------------
                                                       3,815             847           1,863            913          1,760
                                              -----------------------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES                     15,433           3,431           4,073          1,994          5,425


OTHER INCOME (EXPENSE)
General and administrative                              (118)            (26)              -              -            (26)
Property related home office expenses                      -               -               -              -              -
Equity in Fund I unconsolidated properties 2             (94)            (21)              -              -            (21)
Lease termination income                                   -               -               -              -              -
Interest income                                           89              20               -              -             20
Asset and property management income                       -               -               -              -              -
Asset and property management expense( 3)             (2,689)              -               -              -              -
Straight-line rent income                               (984)           (218)            (11)            (6)          (224)
Straight-line rents written off                            -               -               -              -              -
Other income                                               -               -               -              -              -
                                              -----------------------------------------------------------------------------

EBIDTA                                               11,637           3,186           4,062          1,988          5,174

Depreciation and amortization (4)                    (5,410)         (1,210)           (454)          (516)        (1,726)
Interest expense (4)                                 (4,650)         (1,005)         (1,944)          (910)        (1,915)
Impairment of real estate                                 -               -               -              -              -
Gain on sale of properties                                -               -               -              -              -
                                             -----------------------------------------------------------------------------

Income before minority interest                       1,577             971           1,664            562          1,533

Minority interest                                         -             (22)              -            (13)           (35)
                                             -----------------------------------------------------------------------------

NET INCOME                                           $1,577            $949          $1,664           $549         $1,498
                                             =============================================================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in three JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads"). The third is AKR Fund II which was formed during the 2nd quarter 2004. Along with an investement in the RCP Venture, AKR
     Fund II also purchased its first property during the 3rd quarter 2004, which is currently slated for redevelopment.

(2) AKR Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) AKR Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


              Statements of Operations - Joint Venture Activity (1)
          ------------------------------------------------------------
                        Current Quarter and Year-to-Date
          ------------------------------------------------------------
                                 (in thousands)

                                                                     Current Quarter

                                                                                       3 months
                                                                                ended September 30,
                                                                                         2004
                                                            ------------------------------------------------------------
                                                                           AKR                         Pro-rata
                                                                       Funds I & II                     share
                                                            ------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                                                                          $4,759                    $1,057
Percentage rents                                                                          123                        27
Expense reimbursements                                                                    727                       162
Other property income                                                                      28                         6
                                                            ------------------------------------------------------------
                                                                                        5,637                     1,252
                                                            ------------------------------------------------------------

PROPERTY EXPENSES
Property operating                                                                        884                       196
Real estate taxes                                                                         308                        68
                                                            ------------------------------------------------------------
                                                                                        1,192                       264
                                                            ------------------------------------------------------------

NET OPERATING INCOME - PROPERTIES                                                       4,445                       988


OTHER INCOME (EXPENSE)
General and administrative                                                                (90)                      (20)
Property related home office expenses                                                       -                         -
Equity in Fund I unconsolidated properties 2                                              (14)                       (3)
Lease termination income                                                                    -                         -
Interest income                                                                             7                         2
Asset and property management income                                                        -                         -
Asset and property management expense( 3)                                              (1,657)                        -
Straight-line rent income                                                                 498                       111
Straight-line rents written off                                                             -                         -
Other income                                                                                -                         -
                                                            ------------------------------------------------------------

EBIDTA                                                                                  3,189                     1,078

Depreciation and amortization (4)                                                      (1,818)                     (404)
Interest expense (4)                                                                   (1,584)                     (338)
Impairment of real estate                                                                   -                         -
Gain on sale of properties                                                                  -                         -
                                                            ------------------------------------------------------------

Income before minority interest                                                          (213)                      336

Minority interest                                                                           -                        (5)
                                                            ------------------------------------------------------------

NET INCOME                                                                              $(213)                     $331
                                                            ============================================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in three JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads"). The third is AKR Fund II which was formed during the 2nd quarter 2004. Along with an investement in the RCP Venture, AKR
     Fund II also purchased its first property during the 3rd quarter 2004, which is currently slated for redevelopment.

(2) AKR Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) AKR Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.






                            QUARTERLY SUPPLEMENTAL DISCLOSURE
                                    September 30, 2004


                  Statements of Operations - Joint Venture Activity  (1)
------------------------------------------------------------------------------------------
                             Current Quarter and Year-to-Date
------------------------------------------------------------------------------------------
                                      (in thousands)






                                                                                          -----------------------------
                                                                                                           Pro-  Pro-
                                                                                                           rata  rata
                                                                                             Crossroads    share Total
                                                                                          -----------------------------

PROPERTY REVENUES
Minimum rents                                                                                       $1,353 $660 $1,717
Percentage rents                                                                                        18    9     36
Expense reimbursements                                                                                 610  299    461
Other property income                                                                                   20   10     16
                                                                                          -----------------------------
                                                                                                     2,001  978  2,230
                                                                                          -----------------------------

PROPERTY EXPENSES
Property operating                                                                                     290  142    338
Real estate taxes                                                                                      376  184    252
                                                                                          -----------------------------
                                                                                                       666  326    590
                                                                                          -----------------------------

NET OPERATING INCOME - PROPERTIES                                                                    1,335  652  1,640


OTHER INCOME (EXPENSE)
General and administrative                                                                               -    -    (20)
Property related home office expenses                                                                    -    -      -
Equity in Fund I unconsolidated properties 2                                                             -    -     (3)
Lease termination income                                                                                 -    -      -
Interest income                                                                                          -    -      2
Asset and property management income                                                                     -    -      -
Asset and property management expense( 3)                                                                -    -      -
Straight-line rent income                                                                              (59) (29)    82
Straight-line rents written off                                                                          -    -      -
Other income                                                                                             -    -      -
                                                                                          -----------------------------

EBIDTA                                                                                               1,276  623  1,701

Depreciation and amortization (4)                                                                     (152)(172)  (576)
Interest expense (4)                                                                                  (649)(304)  (642)
Impairment of real estate                                                                                -    -      -
Gain on sale of properties                                                                               -    -      -
                                                                                          -----------------------------

Income before minority interest                                                                        475  147    483

Minority interest                                                                                        -   (2)    (7)
                                                                                          -----------------------------

NET INCOME                                                                                            $475 $145   $476
                                                                                          =============================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in three JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads"). The third is AKR Fund II which was formed during the 2nd quarter 2004. Along with an investement in the RCP Venture, AKR
     Fund II also purchased its first property during the 3rd quarter 2004, which is currently slated for redevelopment.

(2) AKR Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) AKR Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


                    Statements of Operations - Joint Venture
                                  Activity (1)
                    ----------------------------------------
                        Current Quarter and Year-to-Date
                    ----------------------------------------
                                 (in thousands)

                                                                Previous Quarters

                                          3 months                                    3
                                                                                     months
                                         ended June                                 ended
                                             30,                                     March
                                                                                      31,
                                                2004                                  2004
                                        ------------------------------------------  ------------------------------------
                                           Acadia     Pro-             Pro-  Pro-    Acadia  Pro-            Pro-  Pro-
                                                      rata             rata  rata            rata            rata  rata
                                        Funds I & II  share Crossroads share Total   Funds I share Crossroadsshare Total
                                                                                      & II
                                        ------------------------------------------  ------------------------------------

PROPERTY REVENUES
Minimum rents                                 $6,225 $1,383    $1,368 $672 $2,055   $5,854 $1,301    $1,443 $706 $2,007
Percentage rents                                  17      4         -    -      4       67     15         -    -     15
Expense reimbursements                           790    176       549  269    445      651    145       546  268    413
Other property income                              4      1        12    6      7        3      1        17    8      9
                                        ------------------------------------------  ------------------------------------
                                               7,036  1,564     1,929  947  2,511    6,575  1,462     2,006  982  2,444
                                        ------------------------------------------  ------------------------------------

PROPERTY EXPENSES
Property operating                             1,037    230       183   90    320    1,024    228       276  135    363
Real estate taxes                                294     65       387  190    255      268     60       351  172    232
                                        ------------------------------------------  ------------------------------------
                                               1,331    295       570  280    575    1,292    288       627  307    595
                                        ------------------------------------------  ------------------------------------

NET OPERATING INCOME - PROPERTIES              5,705  1,269     1,359  667  1,936    5,283  1,174     1,379  675  1,849


OTHER INCOME (EXPENSE)
General and administrative                       (28)    (6)        -    -     (6)       -      -         -    -      -
Property related home office expenses              -      -         -    -      -        -      -         -    -      -
Equity in Fund I unconsolidated
 properties 2                                    (80)   (18)        -    -    (18)       -      -         -    -      -
Lease termination income                           -      -         -    -      -        -      -         -    -      -
Interest income                                   80     18         -    -     18        2      -         -    -      -
Asset and property management income               -      -         -    -      -        -      -         -    -      -
Asset and property management expense(
 3)                                             (516)     -         -    -      -     (516)     -         -    -      -
Straight-line rent income                       (976)  (217)        9    4   (213)    (506)  (112)       39   19    (93)
Straight-line rents written off                    -      -         -    -      -        -      -         -    -      -
Other income                                       -      -         -    -      -        -      -         -    -      -
                                        ------------------------------------------  ------------------------------------

EBIDTA                                         4,185  1,046     1,368  671  1,717    4,263  1,062     1,418  694  1,756

Depreciation and amortization (4)             (1,819)  (404)     (153)(173)  (577)  (1,773)  (402)     (149)(171)  (573)
Interest expense (4)                          (1,562)  (333)     (643)(301)  (634)  (1,504)  (334)     (652)(305)  (639)
Impairment of real estate                          -      -         -    -      -        -      -         -    -      -
Gain on sale of properties                         -      -         -    -      -        -      -         -    -      -
                                        ------------------------------------------  ------------------------------------

Income before minority interest                  804    309       572  197    506      986    326       617  218    544

Minority interest                                  -     (5)        -   (3)    (8)       -    (12)        -   (8)   (20)
                                        ------------------------------------------  ------------------------------------

NET INCOME                                      $804   $304      $572 $194   $498     $986   $314      $617 $210   $524
                                        ==========================================  ====================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in three JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY
     ("Crossroads"). The third is AKR Fund II which was formed during the 2nd quarter 2004. Along with an investement in the RCP Venture, AKR
     Fund II also purchased its first property during the 3rd quarter 2004, which is currently slated for redevelopment.

(2) AKR Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) AKR Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(4) The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.



                              ACADIA REALTY TRUST
                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                               September 30, 2004


                                 Statements of
                              Operations - Activity
                                  by Source (1)
                             ----------------------
                                 (in thousands)

                      -------------------------------- --------------------------------

                       Year-to-Date                     Current Quarter

                        9 months                         3 months                              3 months
                      ended September                  ended September                       ended June 30,
                         2004                             2004                                 2004
                      -------------------------------------------------------------------------------------------------

                       Retail Multi- Corporate Total    Retail Multi- Corporate Total    Retail Multi- Corporate Total
                               Family                           Family                           Family
                      -------------------------------- -------------------------------- --------------------------------

PROPERTY REVENUES
Minimum rents         $39,049 $5,375       $- $44,424  $12,924 $1,726       $- $14,650  $13,139 $1,821       $- $14,960
Percentage rents          624      -        -     624      183      -        -     183      207      -        -     207
Expense reimbursements 11,507      -        -  11,507    3,846      -        -   3,846    3,574      -        -   3,574
Other property income     206    311        -     517       67    106        -     173       99    108        -     207
                      -------------------------------- -------------------------------- --------------------------------
                       51,386  5,686        -  57,072   17,020  1,832        -  18,852   17,019  1,929        -  18,948
                      -------------------------------- -------------------------------- --------------------------------

PROPERTY EXPENSES
Property operating      8,956  2,853        -  11,809    2,776  1,068        -   3,844    2,799    962        -   3,761
Real estate taxes       7,395    244        -   7,639    2,631     82        -   2,713    2,291     81        -   2,372
                      -------------------------------- -------------------------------- --------------------------------
                       16,351  3,097        -  19,448    5,407  1,150        -   6,557    5,090  1,043        -   6,133
                      -------------------------------- -------------------------------- --------------------------------

NET OPERATING INCOME -
 PROPERTIES            35,035  2,589        -  37,624   11,613    682        -  12,295   11,929    886        -  12,815


OTHER INCOME (EXPENSE)
General and
 administrative             -      -   (4,103) (4,103)       -      -   (1,587) (1,587)       -      -   (1,191) (1,191)
Property related home
 office expenses            -      -   (3,508) (3,508)       -      -   (1,107) (1,107)       -      -   (1,237) (1,237)
Equity in Fund I
 unconsolidated
 properties               (21)     -        -     (21)      (3)     -        -      (3)     (18)     -        -     (18)
Lease termination
 income                     -      -        -       -        -      -        -       -        -      -        -       -
Interest income             -      -      938     938        -      -      320     320        -      -      503     503
Asset and property
 management income          -      -    3,123   3,123        -      -    1,562   1,562        -      -    1,016   1,016
Other property
 management fees          (63)  (115)       -    (178)     (21)   (37)       -     (58)     (21)   (37)       -     (58)
Straight-line rent
 income                   434      -        -     434      272      -        -     272      (39)     -        -     (39)
Straight-line rents
 written off             (164)     -        -    (164)     (22)     -        -     (22)     (28)     -        -     (28)
Hurricane related
 expenses                (730)     -        -    (730)    (730)     -        -    (730)       -      -        -       -
Other income                -      -      201     201        -      -       14      14        -      -       31      31
                      -------------------------------- -------------------------------- --------------------------------

EBIDTA                 34,491  2,474   (3,349) 33,616   11,109    645     (798) 10,956   11,823    849     (878) 11,794

Depreciation and
 amortization         (12,353)(1,056)    (222)(13,631)  (4,082)  (356)     (66) (4,504)  (4,270)  (350)     (78) (4,698)
Interest expense       (9,242)(1,136)       - (10,378)  (3,212)  (387)       -  (3,599)  (3,022)  (373)       -  (3,395)
Impairment of real
 estate                     -      -        -       -        -      -        -       -        -      -        -       -
Gain on sale of
 properties               931      -        -     931      423      -        -     423      508      -        -     508
                      -------------------------------- -------------------------------- --------------------------------

Income before minority
 interest              13,827    282   (3,571) 10,538    4,238    (98)    (864)  3,276    5,039    126     (956)  4,209

Minority interest      (1,116)    (9)      96  (1,029)    (398)     2       15    (381)    (460)    (2)      17    (445)
                      -------------------------------- -------------------------------- --------------------------------

NET INCOME            $12,711   $273  $(3,475) $9,509   $3,840   $(96)   $(849) $2,895   $4,579   $124    $(939) $3,764
                      ================================ ================================ ================================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


                      Statements of Operations - Activity
                                  by Source (1)
                     -------------------------------------
                                 (in thousands)


                                     Previous Quarters

                                      3 months ended March 31,  2004

                                       Retail Multi- Corporate Total
                                              Family
                                      --------------------------------

PROPERTY REVENUES
Minimum rents                         $12,986 $1,828       $- $14,814
Percentage rents                          234      -        -     234
Expense reimbursements                  4,087      -        -   4,087
Other property income                      40     97        -     137
                                      --------------------------------
                                       17,347  1,925        -  19,272
                                      --------------------------------

PROPERTY EXPENSES
Property operating                      3,381    823        -   4,204
Real estate taxes                       2,473     81        -   2,554
                                      --------------------------------
                                        5,854    904        -   6,758
                                      --------------------------------

NET OPERATING INCOME - PROPERTIES      11,493  1,021        -  12,514


OTHER INCOME (EXPENSE)
General and administrative                  -      -   (1,325) (1,325)
Property related home office expenses       -      -   (1,164) (1,164)
Equity in Fund I unconsolidated
 properties                                 -      -        -       -
Lease termination income                    -      -        -       -
Interest income                             -      -      115     115
Asset and property management income        -      -      545     545
Other property management fees            (21)   (41)       -     (62)
Straight-line rent income                 201      -        -     201
Straight-line rents written off          (114)     -        -    (114)
Hurricane related expenses                  -      -        -       -
Other income                                -      -      156     156
                                      --------------------------------

EBIDTA                                 11,559    980   (1,673) 10,866

Depreciation and amortization          (4,001)  (350)     (78) (4,429)
Interest expense                       (3,008)  (376)       -  (3,384)
Impairment of real estate                   -      -        -       -
Gain on sale of properties                  -      -        -       -
                                      --------------------------------

Income before minority interest         4,550    254   (1,751)  3,053

Minority interest                        (258)    (9)      64    (203)
                                      --------------------------------

NET INCOME                             $4,292   $245  $(1,687) $2,850
                                      ================================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.




                              ACADIA REALTY TRUST
                                    QUARTERLY
                                  SUPPLEMENTAL
                                   DISCLOSURE
                               September 30, 2004


                                  Statements of
                                  Operations -
                                   Current v.
                                 Historical (1)
                               ------------------
                                 (in thousands)

                   ----------------------- -------------------------- ----------------------- --------------------------

                   Current                         Historical          Current Year-                  Historical
                    Quarter                          Quarter              to-Date                      Year-to-
                                                                                                         Date

                        3 months                3 months                   9 months                     9 months
                     ended September          ended September           ended September             ended September
                        30,                       30,                         30,                         30,
                         2004                    2003                         2004                        2003
                   ----------------------- -------------------------- ----------------------- --------------------------

                   Wholly   JV's   Total    Wholly     JV's    Total   Wholly   JV's   Total   Wholly     JV's    Total
                   Owned    (2)             Owned                      Owned   (2)             Owned
                   ----------------------- -------------------------- ----------------------- --------------------------

PROPERTY REVENUES
Minimum rents      $12,933 $1,717 $14,650  $12,439    $1,765 $14,204  $38,645 $5,779 $44,424  $36,684    $5,578 $42,262
Percentage rents       147     36     183      156        17     173      569     55     624      545        18     563
Expense
 reimbursements      3,385    461   3,846    3,012       490   3,502   10,188  1,319  11,507    9,625     1,468  11,093
Other property
 income                157     16     173      169        10     179      485     32     517      481        40     521
                   ----------------------- -------------------------- ----------------------- --------------------------
                    16,622  2,230  18,852   15,776     2,282  18,058   49,887  7,185  57,072   47,335     7,104  54,439
                   ----------------------- -------------------------- ----------------------- --------------------------

PROPERTY EXPENSES
Property operating   3,506    338   3,844    2,791       299   3,090   10,788  1,021  11,809   10,387       952  11,339
Real estate taxes    2,461    252   2,713    2,288       231   2,519    6,900    739   7,639    6,297       661   6,958
                   ----------------------- -------------------------- ----------------------- --------------------------
                     5,967    590   6,557    5,079       530   5,609   17,688  1,760  19,448   16,684     1,613  18,297
                   ----------------------- -------------------------- ----------------------- --------------------------

NET OPERATING
 INCOME -
 PROPERTIES         10,655  1,640  12,295   10,697     1,752  12,449   32,199  5,425  37,624   30,651     5,491  36,142


OTHER INCOME
 (EXPENSE)
General and
 administrative     (1,567)   (20) (1,587)  (2,786)        -  (2,786)  (4,077)   (26) (4,103)  (7,931)       (1) (7,932)
Property related
 home office
 expenses           (1,107)     -  (1,107)       -         -       -   (3,508)     -  (3,508)       -         -       -
Equity in Fund I
 unconsolidated
 properties              -     (3)     (3)       -         -       -        -    (21)    (21)       -         -       -
Lease termination
 income                  -      -       -        -         -       -        -      -       -        -         -       -
Interest income        318      2     320      243         1     244      918     20     938      657        21     678
Asset and property
 management income   1,562      -   1,562      489         -     489    3,123      -   3,123    1,418         -   1,418
Property
 management
 expense               (58)     -     (58)     (58)        -     (58)    (178)     -    (178)    (205)        -    (205)
Straight-line rent
 income                190     82     272      196        96     292      658   (224)    434      666      (263)    403
Straight-line
 rents written off     (22)     -     (22)    (108)        -    (108)    (164)     -    (164)    (108)        -    (108)
Hurricane related
 expenses             (730)     -    (730)       -         -       -     (730)     -    (730)       -         -       -
Other income (3)        14      -      14        -         -       -      201      -     201    1,218         -   1,218
                   ----------------------- -------------------------- ----------------------- --------------------------

EBIDTA               9,255  1,701  10,956    8,673     1,849  10,522   28,442  5,174  33,616   26,366     5,248  31,614

Depreciation and
 amortization       (3,928)  (576) (4,504)  (3,788)     (561) (4,349) (11,905)(1,726)(13,631) (11,277)   (1,596)(12,873)
Interest expense    (2,957)  (642) (3,599)  (2,882)     (659) (3,541)  (8,463)(1,915)(10,378)  (8,413)   (1,875)(10,288)
Impairment of real
 estate                  -      -       -        -         -       -        -      -       -        -         -       -
Gain on sale of
 properties            423      -     423      (25)        -     (25)     931      -     931    1,187         -   1,187
                   ----------------------- -------------------------- ----------------------- --------------------------

Income before
 minority interest   2,793    483   3,276    1,978       629   2,607    9,005  1,533  10,538    7,863     1,777   9,640

Minority interest     (374)    (7)   (381)    (156)      (27)   (183)    (994)   (35) (1,029)  (1,181)     (129) (1,310)
                   ----------------------- -------------------------- ----------------------- --------------------------

NET INCOME          $2,419   $476  $2,895   $1,822      $602  $2,424   $8,011 $1,498  $9,509   $6,682    $1,648  $8,330
                   ======================= ========================== ======================= ==========================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in three JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads"). The third is AKR Fund II which was formed during the 2nd quarter 2004. Along with an investement in the RCP Venture, AKR Fund II also purchased its first property during the 3rd quarter 2004, which is currently slated for redevelopment.

(3) The 2003 activity represents a lump sum additional rent payment received from a tenant in connection with the re- anchoring of the Branch Plaza in Smithtown, NY.



                               ACADIA REALTY TRUST
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                       Net Operating Income (NOI) - Same
                            Property Performance (1)
                      -----------------------------------
                                 (in thousands)
                                                                 Growth in Same                     Growth in Same
                                                                  Property NOI -                     Property NOI -
                                                                   Continuing                         Continuing
                                                                    Operations                         Operations
                                      Current       Historical      Favorable    Current   Historical  Favorable
                                       Quarter        Quarter      (unfavorable)  Year-to-  Year-to-  (unfavorable)
                                                                                    Date      Date
                                   -------------------------------------------------------------------------------------

Reconciliation of total NOI to same
                      property NOI:
                                   3 months ended 3 months ended                 9 months  9 months
                                                                                   ended      ended
                                   September 30,   September 30,                September  September
                                                                                    30,        30,
                                            2004             2003                     2004      2003
                                   -------------------------------              ---------------------

NOI - Wholly owned properties            $10,655          $10,697                  $32,199   $30,651
NOI - Joint Ventures
 (Unconsolidated partnerships)             1,640            1,752                    5,425     5,491
                                   -------------------------------              ---------------------
             Total NOI                    12,295           12,449                   37,624    36,142

NOI - Properties Acquired                     (4)               -                   (3,087)   (2,902)
NOI - Redevelopment Properties (2)             -                -                   (1,065)     (862)
                                   -------------------------------              ---------------------

                                         $12,291          $12,449          -1.3%   $33,472   $32,378           3.4%
                                   ================================================================================


    Same property NOI by portfolio
   component and revenues/expenses:

                                      Shopping Center Portfolio                   Shopping Center
                                                                                      Portfolio

                           Revenues      $17,022          $16,194           5.1%   $46,339   $44,545           4.0%
                       Expenses (3)        5,396            4,514         -19.5%    15,490    14,657          -5.7%
                                   --------------------------------------------------------------------------------
                                          11,626           11,680          -0.5%    30,849    29,888           3.2%
                                   --------------------------------------------------------------------------------

                                     Residential Properties (2                      Residential
                                             properties)                            Properties (2
                                                                                     properties)

                           Revenues        1,830            1,841          -0.6%     5,679     5,421           4.8%
                           Expenses        1,149            1,072          -7.2%     3,042     2,931          -3.8%
                                   --------------------------------------------------------------------------------
                                             681              769         -11.4%     2,637     2,490           5.9%
                                   --------------------------------------------------------------------------------

                                         $12,307          $12,449          -1.1%   $33,486   $32,378           3.4%
                                   ================================================================================


(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

(2) Does not include the redevelopment and reanchoring of 4 former Ames anchored centers. These centers have also historically been included in same store NOI in prior years following the vacancy of Ames, which had a negative impact on same store NOI for those years








                               ACADIA REALTY TRUST
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


            Funds from Operations ("FFO")( 1)
----------------------------------------------------------
                      (in thousands)                                     2004                2003


                                                                --------- ---------
                                                                 Current   Current         Previous   Historic Historic
                                                                                           Quarters
                                                                Year-to-   Quarter                    Year-to-  Quarter
                                                                   Date                                  Date

                                                                9 months  3 months    3        3      9 months 3 months
                                                                  ended     ended    months   months    ended    ended
                                                                                     ended    ended
              Funds from operations ("FFO"):               Notes September September  June    March   September September
                                                                 30, 2004  30, 2004   30,      31,     30, 2003 30, 2003
                                                                                      2004     2004
----------------------------------------------------------      --------- --------- -------  -------  ------------------

Net Income                                                        $9,509    $2,895  $3,764   $2,850     $8,330   $2,424
Add back:
Depreciation of real estate and amortization of leasing
 costs:
     Wholly owned and consolidated subsidiaries                   10,672     3,588   3,567    3,517     10,541    3,571
     Unconsolidated subsidiaries                                   1,707       586     569      552      1,557      547
Income attributable to Operating Partnership units           (2)     244        57      72      115        758      117
Gain on sale of properties                                             -         -       -        -          -        -
                                                                --------- --------- -------  -------  ------------------
                                               FFO - Basic        22,132     7,126   7,972    7,034     21,186    6,659
Distributions on Preferred OP Units                                  248        88      88       72        150       50
                                                                --------- --------- -------  -------  ------------------
                                             FFO - Diluted       $22,380    $7,214  $8,060   $7,106    $21,336   $6,709
                                                                ========= ========= =======  =======  ==================

         Adjusted Funds from operations ("AFFO"):
==========================================================
Diluted FFO                                                      $22,380    $7,214  $8,060   $7,106    $21,336   $6,709
Straight line rent, net                                             (270)     (250)     67      (87)      (295)    (184)
Non real-estate depreciation                                         222        66      78       78        235       88
Amortization of finance costs                                        535       242      83      210        531      143
Amortization of cost of management contracts                         432         9     379       44          -        -
Tenant improvements                                               (2,236)     (976)   (854)    (406)      (680)    (174)
Leasing commissions                                                 (857)     (494)   (137)    (226)       (54)       -
Capital expenditures                                              (2,229)     (933)   (477)    (819)    (2,953)  (1,325)
                                                                --------- --------- -------  -------  ------------------

                                                      AFFO       $17,977    $4,878  $7,199   $5,900    $18,120   $5,257
                                                                ========= ========= =======  =======  ==================

         Funds Available for Distribution ("FAD")
==========================================================
AFFO                                                             $17,977    $4,878  $7,199   $5,900    $18,120   $5,257
Scheduled prinicpal repayments                                    (3,294)   (1,049) (1,055)  (1,190)    (3,646)  (1,236)
                                                                --------- --------- -------  -------  ------------------

                                                       FAD       $14,683    $3,829  $6,144   $4,710    $14,474   $4,021
                                                                ========= ========= =======  =======  ==================

       Total weighted average shares and OP Units:
Basic                                                             29,359    29,680  29,654   28,741     28,452   28,463
                                                                ========= ========= =======  =======  ==================
Diluted                                                           30,548    30,796  30,718   30,126     29,255   29,528
                                                                ========= ========= =======  =======  ==================

                      FFO per share:
FFO per share - Basic                                      (3,4)   $0.75     $0.24   $0.27    $0.24      $0.74    $0.23
                                                                ========= ========= =======  =======  ==================
FFO per share - Diluted                                    (3,4)   $0.73     $0.23   $0.26    $0.24      $0.73    $0.23
                                                                ========= ========= =======  =======  ==================

 AFFO per share - Basic                                    (3,4)   $0.60     $0.16   $0.24    $0.20      $0.63    $0.18
                                                                ========= ========= =======  =======  ==================
 AFFO per share - Diluted                                  (3,4)   $0.59     $0.16   $0.23    $0.20      $0.62    $0.18
                                                                ========= ========= =======  =======  ==================

 FAD per share - Basic                                     (3,4)   $0.49     $0.13   $0.20    $0.16      $0.50    $0.14
                                                                ========= ========= =======  =======  ==================
 FAD per share - Diluted                                   (3,4)   $0.48     $0.12   $0.20    $0.16      $0.49    $0.14
                                                                ========= ========= =======  =======  ==================

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market
     Capitalization" for weighted-average basic and diluted shares.

(4) FFO for the nine months ended September 30, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.



                              ACADIA REALTY TRUST


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004




                           Consolidated Balance Sheets
-----------------------------------------------------------------------------------
                                 (in thousands)

                                                                          June 30,        December 31,
                                                                              2004                2003
                                                                      -------------       -------------
ASSETS

Real estate
  Land                                                                     $54,890             $54,890
  Buildings and improvements                                               373,332             366,879
  Construction in progress                                                   4,295               5,859
                                                                      -------------       -------------
                                                                           432,517             427,628
Less: accumulated depreciation                                            (111,103)           (101,090)
                                                                      -------------       -------------
  Net real estate                                                          321,414             326,538

Cash and cash equivalents                                                   13,091              14,663
Cash in escrow                                                               4,168               3,342
Investments in and advances to unconsolidated partnerships                  47,289              13,630
Investment in management contracts                                           3,568                   -
Rents receivable, net of $1,719 and $1,510 allowance, respectively           7,159               5,431
Straight-line rents receivable, net of $910 allowance                        5,458               4,963
Notes Receivable                                                             9,760               3,586
Prepaid expenses                                                             4,464               3,127
Deferred charges, net                                                       13,439              11,173
Other assets                                                                 3,367               1,731
                                                                      -------------       -------------

                                                                          $433,177            $388,184
                                                                      =============       =============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                    $225,004            $190,444
Accounts payable and accrued expenses                                        7,580               5,804
Dividends and distributions payable                                          4,871               4,619
Due to related parties                                                          18                  48
Interest rate swap payable                                                   2,997               4,044
Other liabilities                                                            3,506               3,806
                                                                      -------------       -------------
  Total liabilities                                                        243,976             208,765
                                                                      -------------       -------------

Minority interest in Operating Partnership                                   5,663               7,875
Minority interests in majority owned partnerships                            1,798               1,810
                                                                      -------------       -------------
  Total minority interests                                                   7,461               9,685
                                                                      -------------       -------------

Shareholders' equity:
Common shares                                                                   29                  27
Additional paid-in capital                                                 188,564             177,891
Accumulated other comprehensive income                                      (4,174)             (5,505)
Deficit                                                                     (2,679)             (2,679)
                                                                      -------------       -------------
  Total shareholders' equity                                               181,740             169,734
                                                                      -------------       -------------

                                                                          $433,177            $388,184
                                                                      =============       =============



                              ACADIA REALTY TRUST

                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                             September 30, 2004

                         Selected Operating Ratios
----------------------------------------------------------------------------


                                                                                  3 months ended       9 months ended
                                                                                   September 30,        September 30,

                                                                               -----------           ----------
                                                                                   2004        2003     2004       2003
                                                                               ---------   --------- --------   --------
                              Coverage Ratios                               (1)
----------------------------------------------------------------------------

                          Interest Coverage Ratio
EBIDTA                                                                          $10,956     $10,522  $33,616    $31,614
Divided by Interest expense                                                       3,599       3,541   10,378     10,288
                                                                               ---------   --------- --------   --------
                                                                                   3.04  x     2.97 x   3.24  x    3.07

                        Fixed Charge Coverage Ratio
EBIDTA                                                                          $10,956     $10,522  $33,616    $31,614
Divided by ( Interest expense                                                     3,599       3,541   10,378     10,288
                 + Preferred Dividends)                                     (2)      88          50      248        150
                                                                               ---------   --------- --------   --------
                                                                                   2.97  x     2.93 x   3.16  x    3.03

                        Debt Service Coverage Ratio
EBIDTA                                                                          $10,956     $10,522  $33,616    $31,614
Divided by ( Interest expense                                                     3,599       3,541   10,378     10,288
                 + Principal Amortization)                                  (3)   1,049       1,236    3,294      3,646
                                                                               ---------   --------- --------   --------
                                                                                   2.36  x     2.20 x   2.46  x    2.27

                               Payout Ratios
----------------------------------------------------------------------------

                              FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.16 for 2004,  $0.145 for 2003                                        $4,783      $4,141  $14,339    $12,409
FFO                                                                               7,126       6,659   22,132     21,186
                                                                               ---------   --------- --------   --------
                                                                                     67%         62%      65%        59%

                             AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)                                  $4,783      $4,141  $14,339    $12,409
AFFO                                                                              4,790       5,207   17,729     17,970
                                                                               ---------   --------- --------   --------
                                                                                    100%         80%      81%        69%
                              FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)                                  $4,783      $4,141  $14,339    $12,409
FAD                                                                               3,741       3,971   14,435     14,324
                                                                               ---------   --------- --------   --------
                                                                                    128%        104%      99%        87%

                              Overhead Ratios
----------------------------------------------------------------------------

                          G&A/Real Estate Revenues
General and Administrative expense                                               $1,587      $2,786   $4,103     $7,932
Real Estate Revenues (Includes pro-rata JV)                                      18,852      18,058   57,072     54,439
                                                                               ---------   --------- --------   --------
                                                                                      8%         15%       7%        15%

General and Administrative expense                                               $1,587      $2,786   $4,103     $7,932
Real Estate Revenues (Includes 100% JV)                                          22,734      22,080   75,071     72,005
                                                                               ---------   --------- --------   --------
                                                                                      7%         13%       5%        11%

                              Leverage Ratios
----------------------------------------------------------------------------

Debt/Total Market Capitalization                                            (4)
Debt                                                                           $265,142    $203,244
Total Market Capitalization                                                     708,679     415,765
                                                                               ---------   ---------
                                                                                     37%         49%


Debt + Preferred Equity (Preferred O.P. Units)                                 $270,722    $205,456
Total Market Capitalization                                                     708,679     415,765
                                                                               ---------   ---------
                                                                                     38%         49%

                                                                               -----------           ----------
Notes:

(1) Quarterly results for 2004 and 2003 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro- rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2)  Represents preferred distributions on Preferred Operating partnership
     Units.

(3) Includes the Company's pro-rata share of joint venture principal amortization.

(4)  FFO for the nine months ended ended September 30, 2003 includes a $1,218
     ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza. Excluding this amount, the payout ratios for the six months ended June 30, 2003 were: FFO 62%, AFFO 72% and FAD 91%.

(5)  Includes the Company's pro-rata share of joint venture debt.

                               ACADIA REALTY TRUST


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                      Portfolio Debt - Consolidated Summary
                             (amounts in thousands)




                                                                       % of
                                                                    Wholly-Owned    % of                        Weighted
                                                                       and        Wholly-   % of     Outstanding  Avg.
                                                                   Unconsolidated  Owned    Total
                                                           Notes  Combined Basis   Only   Portfolio    Balance   Int.
                                                                        (1)                                       Rate
                                                           -------------------------------------------------------------
 Consolidated Debt
 Fixed-Rate Debt                                              (2)              79%    76%       64%    $170,470    6.52%
 Variable-Rate Debt                                           (2)              21%    24%       21%      54,536    3.07%
                                                                 ----------------------------------  -------------------

 Total Consolidated Debt                                                      100%   100%       85%     225,006    5.68%
                                                                 ==================================  ===================

 Unconsolidated Debt (Joint Ventures)
 Fixed-Rate Debt (1)                                                                            14%      37,677    6.72%
 Variable-Rate Debt (1)                                                                          1%       2,459    4.24%
                                                                                         ----------  -------------------

 Total Unconsolidated Debt                                                                      15%      40,136    6.57%
                                                                                         ----------  -------------------

                         Total Debt                                                            100%    $265,142    5.82%
                                                                                         ==========  ===================



 Notes

(1) The Company is not required to, and does not consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.

(2) Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.


                              ACADIA REALTY TRUST


                     Debt Analysis - Consolidated Debt
                           (amounts in thousands)
                                                                         Principal                  Variable
                                                                         Balance at       Interest  Rate as  Maturity
                                                                                                        of
Property             Lender                                % of   Notes  September           Rate   September   Date
                                                          Porfolio        30, 2004                   30, 2004
------------------------------------------------------------------------------------------------------------------------

FIXED-RATE DEBT
---------------------

Merrillville Plaza   SunAmerica Life Insurance Co.                          $13,270  6.46%                     7/1/2007
Crescent Plaza       Lehman Brothers                                          8,407  8.13%                    11/1/2010
East End Centre      Lehman Brothers                                         15,398  8.13%                    11/1/2010
GHT Apartments       Bank of America, N.A.                                   10,737  7.55%                     1/1/2011
Colony Apartments    Bank of America, N.A.                                    5,369  7.55%                     1/1/2011
239 Greenwich Avenue RBS Greenwich Capital                                   16,000  5.19%                     6/1/2013
New Loudon Center    RBS Greenwich Capital                                   15,000  5.64%                     9/6/2014

Interest rate swaps  Fleet National Bank                             (1)     86,289  6.29%                   Various
                                                                        ------------ -----

TOTAL FIXED-RATE DEBT                                          76%          170,470  6.52%
                                                                        ------------ -----

VARIABLE-RATE DEBT
---------------------


Village Apartments   Sun America Life Insurance Co.                           8,994  L+         173     3.33% 10/1/2005
Walnut Hill Plaza    Washington Mutual Bank, F.A.                                    L+         185     3.54%  1/1/2007
Bloomfield Town      Washington Mutual Bank, F.A.                                    L+
 Square                                                                      24,629             185     3.54%  1/1/2007
Elmwood Park ShoppingWashington Mutual Bank, F.A.                                    L+
 Center                                                              (3)      6,000             150     3.37%11/22/2007
Marketplace of       Fleet National Bank                                             L+
 Absecon                                                             (4)      7,029             150     3.31%  3/1/2008
Soundview MarketplaceFleet National Bank                             (5)      8,504  L+         140     3.05% 12/1/2008
Bradford Towne CenterWashington Mutual Bank, F.A.                             5,642  L+         150     3.19%  4/1/2011
Ledgewood Mall       Washington Mutual Bank, F.A.                            24,450  L+         150     3.19%  4/1/2011
Abington Towne CenterFleet National Bank                             (6)             L+         105     2.70% 6/29/2012
Branch Shopping      Fleet National Bank                                             L+
 Center                                                              (6)                        105     2.70% 6/29/2012
Methuen Shopping     Fleet National Bank                                             L+
 Center                                                              (6)     44,485             105     2.70% 6/29/2012
Gateway Shopping     Fleet National Bank                                             L+
 Center                                                              (6)                        105     2.70% 6/29/2012
Town Line Plaza      Fleet National Bank                             (6)             L+         105     2.70% 6/29/2012
Village Commons      Fleet National Bank                                             L+
 Shopping Center                                                   (6,7)     11,092             105     2.70% 6/29/2012

Interest rate swaps  Fleet National Bank                                    (86,289)
                                                                        ------------

TOTAL VARIABLE-RATE                                                                  L+
 DEBT                                                          24%           54,536             139     3.07%
                                                        ----------      ------------                ---------

TOTAL PORTFOLIO DEBT                                          100%         $225,006                     5.68%
                                                        ==========      ============                =========

------------------------------------------------------------------------------------------------------------------------
Notes:
=====================

(1) The Company has hedged $86,419 of it's variable-rate debt with five variable to fixed-rate swap agreements as follows:

 Notional principal              All-in Rate              Spread  Swap    Forward         Maturity
                                                                   rate  Start Date          Date
------------------------------------------------------------------------------------      ----------
             $30,000                               6.55%     1.75% 4.80%        n/a        4/1/2005
              20,000                               6.28%     1.75% 4.53%        n/a       10/1/2006
              15,443                               6.17%     1.85% 4.32%        n/a        1/1/2007
              11,947                               5.86%     1.75% 4.11%        n/a        1/1/2007
               8,899                               6.22%     1.75% 4.47%        n/a        6/1/2007
------------------------------------------------------------------------
             $86,289                               6.29%     1.77% 4.52%
========================================================================


The Company has hedged $62,151 of future variable-rate debt with three forward-starting variable to fixed-rate swap agreements as follows:

              $4,640                               6.11%     1.40% 4.71%  10/2/2006        1/1/2010
              37,667                               5.85%     1.50% 4.35%   4/1/2005        1/1/2011
              11,410                               6.30%     1.40% 4.90%  10/2/2006       10/1/2011
               8,434                               6.54%     1.40% 5.14%   6/1/2007        3/1/2012
------------------------------------------------------------------------
             $62,151                               6.04%     1.46% 4.58%
========================================================================

(2) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 150 basis points (3.30% all-in rate floor).

(3) This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is greater than 50%).

(4)  There is an additional $5,000 available under this facility.

(5) The current spread of 105 basis points "(bps") is in effect through December 31, 2004 and thereafter increase to a 140 bps through maturity.

(6)  There is an additional $969 available under this facility.


                               ACADIA REALTY TRUST



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004
                       Debt Analysis - Unconsolidated Debt
                                (Joint Ventures)



                                                                 Acadia  PrincipalAcadia's           Variable
                                                                  Realty
                                                  Lender/         Trust  Balance  Prorata    Interest Rate as  Maturity
                                                                             at                          of
FIXED-RATE DEBT                                   Joint Venture Ownership September Share        Rate September Date
                                                   Partner                30, 2004                    30, 2004
------------------------------------------------------------------------------------------   ---------------------------

Crossroads Shopping Center (1)                    Bank of New
                                                   York/            49.0% $32,462 $15,906       7.16%         10/1/2007
                                                    Heyman-
                                                     Greenburgh
                                                     Associates
                                                     LLC and
                                                    RMC
                                                     Development
                                                     Company LLC
Brandywine Town Center                            UBS Warburg
                                                   Real Estate
                                                   Investments,
                                                   Inc./            22.2%  30,000   6,667       4.69%         2/11/2008
                                                    AKR Fund I
Kroger Portfolio (2)                              Cortlandt
                                                   Deposit
                                                   Corporation/     16.7%  12,375   2,063       6.62%          2/1/2009
                                                    AKR Fund I
Safeway Portfolio (2)                             Cortlandt
                                                   Deposit
                                                   Corporation/     16.7%  12,232   2,039       6.51%         1/15/2009
                                                    AKR Fund I
Brandywine Town Center                            UBS Warburg
                                                   Real Estate
                                                   Investments,
                                                   Inc./            22.2%  21,311   4,736       7.01%         7/11/2012
                                                    AKR Fund I
Market Square Shopping Center                     UBS Warburg
                                                   Real Estate
                                                   Investments,
                                                   Inc./            22.2%  16,175   3,594       7.32%         6/11/2012
                                                    Acadia
                                                     Strategic
                                                     Opportunity
                                                     Fund
Amherst Marketplace                               The Ohio
                                                   National Life
                                                   Insurance
                                                   Company/
                                                    AKR Fund I      22.2%   4,838   1,075       8.20%          6/1/2022
Sheffield Crossing                                Canada Life
                                                   Insurance
                                                   Company/
                                                    AKR Fund I      22.2%   7,187   1,597       8.00%          1/1/2023
                                                                         -----------------   --------

TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT                   136,580  37,677       6.72%
                                                                         -----------------   --------


VARIABLE-RATE DEBT
--------------------------------------------------


Haygood Shopping Center (3)                       GECC
                                                    AKR Fund I      11.1%   6,217     691  L+    325     4.86% 6/7/2005
Sterling Heights Shopping Center (3)              Wells Fargo
                                                   Bank, NA
                                                    AKR Fund I      11.1%   4,416     491  L+    300     4.82% 5/1/2005
Granville Center                                  Bank One, NA/
                                                    AKR Fund I      22.2%   5,747   1,277  L+    200     3.69%10/5/2007
                                                                         -----------------           ---------

TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE UNCONSOLIDATED DEBT                 16,380   2,459       4.24%
                                                                         -----------------   --------

TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT                         $152,960 $40,136                6.57%
                                                                         =================           =========


Notes:
--------------------------------------------------

(1) Although this is variable debt, Acadia has effectively fixed its pro-rata share of debt through two swap transactions. $5,000 is fixed at 7.53% and the remaining balance is fixed at 6.99%.

(2)  AmCap, AKR Fund I's joint venture partner on this investment, is allocated
     25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 22.22%, or 16.7%.

(3)  AKR Fund I is a 50% joint venture partner on this investment. As such, Fund
     I's pro-rata share of the above debt is 50% x 22.22%, or 11%.


                              ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                         September 30, 2004

                             Future Debt Maturities
---------------------------------------------------------------------------------
                                 (in thousands)                                                             Weighted
                                                                                                             Average
                                                                                                             Interest
                                                                                                             Rate of
                                                                                                             Maturing
                                                                                                             Debt
                                                                                                    --------------------



                          Consolidated Debt
                                                                      Scheduled
                                Year                                 Amortization Maturities  Total  TotalFixed-Variable-
                                                                                                     Debt Rate   Rate
                                                                                                          Debt    Debt
------------------------------------------------------------------------------------------------------------------------

                                                                2004        $747        $-     $747  n/a   n/a      n/a
                                                                2005       3,034     8,733   11,767 3.30%  n/a     3.30%
                                                                2006       3,484         -    3,484  n/a   n/a      n/a
                                                                2007       4,411    41,451   45,862 4.37% 6.46%    3.47%
                                                                2008       5,071    15,005   20,076 3.17%  n/a     3.17%
                             Thereafter                                   20,248   122,822  143,070 4.88% 6.81%    2.90%
                                                                     -------------------------------
                                                                         $36,995  $188,011 $225,006
                                                                     ===============================


              Unconsolidated Debt (Joint Ventures) (1)



                                                                2004         144         -      144  n/a   n/a      n/a
                                                                2005       1,386     1,162    2,548 4.84%  n/a     4.84%
                                                                2006       1,418         -    1,418  n/a   n/a      n/a
                                                                2007       1,245    16,033   17,278 6.90% 7.16%    3.69%
                                                                2008       1,018     6,667    7,685 4.69% 4.69%     n/a
                             Thereafter                                    3,620     7,443   11,063 7.14% 7.14%     n/a
                                                                     -------------------------------
                                                                          $8,831   $31,305  $40,136
                                                                     ===============================



------------------------------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
 (in thousands)
                                                     1st Quarter 2004        $93
                                                     2nd Quarter 2004         74
                                                     3rd Quarter 2004         69
                                                     4th Quarter 2004          -
                                                                     ------------

                                                         Year-to-Date       $236
                                                                     ============



(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.


                               ACADIA REALTY TRUST


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


                             Unencumbered Properties
           ---------------------------------------------------------



                         Center                                 Location            GLA
-------------------------------------------------------------------------------------------

Berlin Shopping Center                                   Berlin, NJ                188,755

Blackman Plaza                                           Wilkes-Barre, PA          121,341

Greenridge Shopping Center                               Scranton, PA              189,640

Hobson West Plaza                                        Naperville, IL             99,044

Luzerne Street Shopping Center                           Scranton, PA               57,988

Mad River Station                                        Dayton, OH                155,721

Mark Plaza                                               Edwardsville, PA          214,036

Pacesetter Park Shopping Center                          Ramapo, New York           96,646

Pittston Plaza                                           Pittston, PA               79,494

Plaza 422                                                Lebanon, PA               155,026

Route 6 Plaza                                            Honesdale, PA             175,507
                                                                               ------------

Total GLA of Unencumbered Properties                                             1,533,198
                                                                               ============

Total net operating income for the year ended December 31, 2003
  associated with unencumbered properties                                           $7,294
                                                                               ============

                                    Page 19

                              ACADIA REALTY TRUST


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
----------------------------------------------------------------------------------------------------------------------



Item                              Notes              Description
------------------------------------------------------------------------------------------------------------------------

Date formed                                          September 2001

Capital commitment                                   $90 million

Funding                                              $55 million            currently funded
                                                     $15 million            estimated future earnout payments related to
                                                  (1)                        Brandywine Town Center
                                                  (2)$20 million            allocated for RCP Fund investments

Partnership structure

Equity Contribution:                                 22.22% - Acadia
                                                     77.78% - Four institutional investors (current significant shareholders in Acadia as well)

Cash flow distribution:                              22.22% - Acadia
                                                     77.78% - Four institutional investors

Promote:                                             20% to Acadia once all partners (including Acadia) have received 9%
                                                      preferred return and return of equity

                                                     Remaining 80% is distributed to all the partners (including
                                                      Acadia).


Fees to Acadia                                       Asset management fee equal to 1.5% of total committed capital ($70 million which excludes Acadia's $20 million))

                                                     Property management fee equal to 4% of gross property revenues

                                                     Market rate leasing fees

                                                     Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


Mortgage Debt                                     (3)$120.5 million

                                                      86% ($104.1 million) fixed-rate and 14% floating ($11.1 million)
                                                       at a total blended rate of 6.2%



(1) See details of this property in Joint Venture Properties - Detail
(2) See details of the RCP Venture on the following page
(3) See details of this debt in Section II of this supplement


                              ACADIA REALTY TRUST


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
-----------------------------------------------------------------------------------------------------------------------



Item                             Notes   Description
------------------------------------------------------------------------------------------------------------------------

Date formed                              June 15, 2004

Properties owned                         New York City Urban/Infill redevelopment projects:
                                         Fordham Place
                                         Pekham Manor Shopping Plaza

Partnership structure

Equity Contribution:                     20% - Acadia
                                         80% - Six institutional investors (Three are current
                                                   shareholders in Acadia as well)

Cash flow distribution:                  20% - Acadia
                                         80% - Six institutional investors

Promote:                                 20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                                         Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                           Asset management fee equal to 1.5% of total committed capital (For the first 12 months, calculated on $200 million,
                                         therafter on $240 million which excludes Acadia's $60 million)


                                         Property management fee equal to 4% of gross property revenues

                                         Market rate leasing fees

                                         Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


Mortgage Debt                            None as of September 30, 2004

                              ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

Retailer Controlled Property ("RCP") Venture - Overview
---------------------------------------------------------------------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR Funds I and II are anticipated to invest $20 million and $40 million of equity, respectively, for a total of $60 million of equity. ***



Item                            Notes      Description
-----------------------------------------------------------------------------------------------------------------------

Date formed                                January 2004

Targeted investments                       The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investements                       Mervyn's Department Stores

Partnership structure

Equity Contribution:                       Up to $300 million of total equity

                                           Up to 20% ($60 million) - AKR Fund I ($20 milion) and Fund II ($40 million)

                                           80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:                    20% - AKR Funds
                                           80% - Four institutional investors

Promote:                                   20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity
                                             (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                           Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                             Property management fees

                                           Market rate leasing fees and construction/project management

                                           Disposition fees


                              ACADIA REALTY TRUST

                                    QUARTERLY
                                  SUPPLEMENTAL
                                   DISCLOSURE
                                 September 30,
                                      2004

                                   AKR Fund I
                                  Properties -
                                     Detail
                                 --------------


              ------------------------------------------------------------------------------------------------------------
                              Fund I's
                             Ownership Gross Leasable             Occupancy               Annualized Base Rent
                                           Area
                                    --------------------------------------------------------------------------------------
                                   % Anchors   Shops    Total    Anchors  Shops  Total   Anchors      Shops      Total
              ------------------------------------------------------------------------------------------------------------



   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace                    100%   76,737   3,200    79,937   100.00%100.00%100.00%   $765,711    $34,404    $800,115
Granville
 Centre                         100%   90,047  41,496   131,543    38.81% 58.80% 45.12%    402,085    267,625     669,710
Sheffield
 Crossing                       100%   59,159  53,375   112,534   100.00% 92.51% 96.45%    620,578    525,351   1,145,929
                                    --------------------------------------------------------------------------------------
   Total -
   Midwest
    Region                            225,943  98,071   324,014    75.61% 78.49% 76.48%  1,788,374    827,380   2,615,754
                                    --------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 (1)                            100%  610,157       -   610,157    96.70%     -  96.70%  8,309,236          -   8,309,236
Market Square
 Shopping
 Center                         100%   31,375  56,387    87,762   100.00%100.00%100.00%    365,712  1,323,946   1,689,658
                                    --------------------------------------------------------------------------------------
 Total - Mid-
   Atlantic                           641,532  56,387   697,919    96.86%100.00% 97.12%  8,674,948  1,323,946   9,998,894
                                    --------------------------------------------------------------------------------------

   Various
--------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 2)                              75%1,018,100       - 1,018,100   100.00%     - 100.00%  9,965,897          -   9,965,897
                                    --------------------------------------------------------------------------------------


 Subtotal -
    Fund I
  Operating
  Properties                        1,885,575 154,458 2,040,033    96.01% 86.34% 95.28% 20,429,219  2,151,326  22,580,545
                                    --------------------------------------------------------------------------------------

   Fund I
 Redevelopment
  Properties
--------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (3)                             50%   98,400  56,197   154,597    71.54% 53.90% 65.13%    281,600    236,204     517,804
Tarrytown
 Shopping
 Center (New
 York) (3)                       50%   26,190   7,287    33,477     0.00% 91.62% 19.94%          -    172,079     172,079
Hitchcock
 Plaza (South
 Carolina)( 3)                   90%  170,928  60,635   231,563    28.84% 77.14% 41.49%    342,607    339,825     682,432
Haygood
 Shopping
 Center
 (Virginia)
 (3)                             50%   67,600  94,004   161,604    59.91% 76.24% 69.41%     56,700    742,687     799,387
                                    --------------------------------------------------------------------------------------

 Subtotal -
    Fund I
 Redevelopment
  Properties                          363,118 218,123   581,241    44.12% 71.25% 54.30%    680,907  1,490,795   2,171,702
                                    --------------------------------------------------------------------------------------

 Fund I Grand
     Total                          2,248,693 372,581 2,621,274    87.63% 77.51% 86.19%$21,110,126 $3,642,121 $24,752,247
              ----------------------======================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  Does not include approximately 240,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(2)  AKR Fund I has a 75% economic interest in this portfolio of 25
     Kroger/Safeway triple-net leases. (3) AKR Fund I has a 50% interest in these properties.


        QUARTERLY SUPPLEMENTAL DISCLOSURE
               September 30, 2004

         AKR Fund I Properties - Detail
-------------------------------------------------


                                                 ---------------------
                                                  Annualized
                                                    Base Rent
                                                 per Occupied Square
                                                          Foot
                                                 ---------------------
                                                 Anchors Shops  Total
                                                 ---------------------



                     Midwest
-------------------------------------------------

Ohio
-------------------------------------------------

Amherst Marketplace                               $9.98 $10.75 $10.01
Granville Centre                                  11.51  10.97  11.28
Sheffield Crossing                                10.49  10.64  10.56
                                                 ---------------------
             Total - Midwest Region               10.47  10.75  10.56
                                                 ---------------------

                  Mid-Atlantic
-------------------------------------------------

Delaware
-------------------------------------------------
Brandywine Town Center (1)                        14.08      -  14.08
Market Square Shopping Center                     11.66  23.48  19.25
                                                 ---------------------
              Total - Mid-Atlantic                13.96  23.48  14.75
                                                 ---------------------

                     Various
-------------------------------------------------
Kroger/Safeway Portfolio (25 Properties)( 2)       9.79      -   9.79
                                                 ---------------------


     Subtotal - Fund I Operating Properties       11.28  16.13  11.62
                                                 ---------------------

         Fund I Redevelopment Properties
-------------------------------------------------

Sterling Heights Shopping Center (Michigan) (3)    4.00   7.80   5.14
Tarrytown Shopping Center (New York) (3)              -  25.77  25.77
Hitchcock Plaza (South Carolina)( 3)               6.95   7.27   7.10
Haygood Shopping Center (Virginia) (3)             1.40  10.36   7.13
                                                 ---------------------

   Subtotal - Fund I Redevelopment Properties      4.25   9.59   6.88
                                                 ---------------------

                Fund I Grand Total                10.71  12.61  10.96
                                                 =====================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(2) AKR Fund I has a 75% economic interest in this portfolio of 25 Kroger/Safeway triple-net leases.

(3)  AKR Fund I has a 50% interest in these properties.

                              ACADIA REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
September 30, 2004

Kroger/Safeway Portfolio
------------------------

     Kroger locations         Safeway locations

         Cary, NC                Atlanta, TX
      Cincinnati, OH           Batesville, AR
        Conroe, TX               Benton, AR
      Great Bend, KS            Carthage, TX
       Hanrahan, LA            Little Rock, AR
     Indianapolis, IN           Longview, WA
        Irving, TX               Mustang, OK
        Pratt, KS                Roswell, NM
       Roanoke, VA               Ruidoso, NM
      Shreveport, LA            San Ramon, CA
  Wichita, KS (2 stores)      Springerville, AZ
                                 Tucson, AZ
                                  Tulsa, OK

                              ACADIA REALTY TRUST

                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                             September 30, 2004

                   ACADIA STRATEGIC OPPORTUNITY FUND
              Top 10 Tenants - Ranked by Annualized Base Rent
-------------------------------------------------------------------------------
                                                                                                     Percentage of Total
                                                                                                       Represented by
                                                                                                            Tenant
                                                                                                     -------------------
                                                                     Number of
                                                                     Stores in   Total   Annualized    Total  Annualized
                                                                                             Base                Base
Ranking                            Tenant                               JV        GLA      Rent (1)  Portfolio Rent (2)
                                                                      Portfolio                       GLA( 2)
------------------------------------------------------------------------------------------------------------------------

     1 Safeway (3)                                                          13   467,300  $3,495,932     21.5%     16.3%
     2 Kroger (4)                                                           13   595,166   3,798,756     27.4%     17.7%
     3 Lowe's                                                                1   140,000   1,925,000      6.5%      9.0%
     4 Giant Eagle                                                           2   135,896   1,386,289      6.3%      6.5%
     5 Transunion Settlement (5)                                             1    39,714     884,771      1.8%      4.1%
     6 Bed, Bath & Beyond                                                    1    45,114     868,426      2.1%      4.0%
     7 Regal Cinema                                                          1    65,641     821,825      3.0%      3.8%
     8 Target                                                                1   138,000     800,000      6.4%      3.7%
     9 Dick's Sporting Goods                                                 1    50,000     700,000      2.3%      3.3%
    10 Michaels                                                              1    24,876     547,272      1.1%      2.6%
                                                                     ---------------------------------------------------

                                   Total                                    35 1,701,707 $15,228,271     78.5%     71.0%
                                                                     ===================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) GLA does not include approximately 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(5)  Subsidiary of Transunion

                               ACADIA REALTY TRUST


                                  SUPPLEMENTAL
                                   DISCLOSURE
                               September 30, 2004

                                     Retail
                                  Properties -
                                     Summary
                                     Listing
                                  -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                            Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA              Option      Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
----------------------------
          New York

Soundview Marketplace       Port                                         King Kullen Clearview
                             Washington                                   2007/2022  Cinema
                                               1998 (A)182,865       93%             2010/2030    $2,710,770     $15.99

Village Commons Shopping    Smithtown                                               Daffy's
 Center                                        1998 (A) 87,306       96%             2008/2028     2,050,687      24.36
                                                                                    Walgreens
                                                                                     2021/--

Branch Shopping Plaza       Smithtown                                    Waldbaum's
                                                                          (A&P)
                                               1998 (A)125,676      100%  2013/2028                2,363,467      18.81

New Loudon Center           Latham                                       Price      Marshalls
                                                                          Chopper    2004/2009
                                               1982 (A)254,530      100%  2015/2035                1,662,859       6.53
                                                                                    Bon Ton
                                                                                     Department
                                                                                     Store
                                                                                     2014/2034
                                                                                    Raymor &
                                                                                     Flanigan
                                                                                     Furniture
                                                                                     2019/2034
Pacesetter Park Shopping    Pomona                                       Stop & Shop
 Center                                                                   (Ahold)
                                               1999 (A) 96,646       89%  2020/2040                  977,527      11.40

         New Jersey

Elmwood Park Shopping CenterElmwood Park                                 Pathmark   Walgreen's
                                               1998 (A)149,085      100%  2017/2052  2022/2062     3,313,139      22.22

Marketplace of Absecon      Absecon                                      Acme       Eckerd Drug
                                               1998 (A)106,235       92%  2015/2055  2020/2040     1,471,200      15.10

Berlin Shopping Center      Berlin                                       Acme       Kmart
                                               1994 (A)188,755       79%  2005/2015  2009/2049       792,503       5.33

Ledgewood Mall              Ledgewood                                               Wal-mart
                                               1983 (A)517,923       87%             2019/2049     4,306,418       9.60
                                                                                    Macy's
                                                                                     2010/2025
                                                                                    The Sports'
                                                                                     Authority
                                                                                     2007/2037
                                                                                    Circuit City
                                                                                     2020/2040
                                                                                    Marshalls
                                                                                     2007/2027


NEW ENGLAND REGION
----------------------------

        Connecticut

Town Line Plaza             Rocky Hill                                   Stop & Shop Wal-mart (not
                                               1998 (A)206,178      100%  2023/2063  owned)        1,556,245      14.29

239 Greenwich Avenue        Greenwich                                               Restoration
                                                                                     Hardware
                                               1998 (A) 16,834      100%             2015/2025     1,254,282      74.51
                                                                                    Chico's
                                                                                     Fashion
                                                                                     2010/2020
       Massachusetts

Methuen Shopping Center     Methuen                                      DeMoulas   Wal-mart
                                                                          Market     2011/2051
                                               1998 (A)130,238      100%  2005/2015                  828,772       6.36

Crescent Plaza              Brockton                                     Shaw's     Home Depot
                                               1984 (A)218,277      100%  2012/2042  2021/2056     1,694,375       7.76

        Rhode Island

Walnut Hill Plaza           Woonsocket                                   Shaw's     Sears
                                               1998 (A)285,829       99%  2013/2043  2008/2033     2,217,640       7.83

          Vermont

The Gateway Shopping Center Burlington                                   Shaw's
                                               1999 (A)100,713       86%  2024/2054                1,605,592      18.45
MIDWEST REGION
----------------------------

          Illinois

Hobson West Plaza           Naperville                                   Bobak's
                                                                          Market and
                                                                          Restaurant
                                               1998 (A) 99,044      100%  2007/2032                1,231,568      12.45
                                                                          (specialty
                                                                           grocery)
          Indiana

Merrillville Plaza          Merrillville                                            TJ Maxx
                                               1998 (A)235,603       99%             2009/2014     2,605,229      11.17
                                                                                    JC Penney
                                                                                     2008/2018
                                                                                    OfficeMax
                                                                                     2008/2028

          Michigan

Bloomfield Town Square      Bloomfield                                   Costco (notTJ
                             Hills             1998 (A)217,266       96%  owned)     Maxx2009/2014 2,065,643       9.90
                                                                                    Marshall's
                                                                                     2011/2026
                                                                                    Home Goods
                                                                                     2010/2025

            Ohio

Mad River Station           Dayton                                                  Babies "R" Us
                                               1999 (A)155,721       80%             2010/2020     1,495,516      11.96
                                                                                    Office Depot
                                                                                     2005/2010



                              ACADIA REALTY TRUST


                             SUPPLEMENTAL
                              DISCLOSURE
                          September 30, 2004

                               Retail
                             Properties -
                               Summary
                               Listing
                            -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                            Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA              Option      Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------
MID-ATLANTIC REGION
----------------------------------------------
                 Pennsylvania

Abington Towne Center         Abington                                     TJ Maxx
                                          1998 (A)  216,355  99%            2010/2020    903,024  15.82
                                                                           Target
                                                                            (not
                                                                            owned)

Blackman Plaza                Wilkes-Barre                                 Kmart
                                          1968 (C)  121,341  92%            2009/2049    264,374   2.36

Bradford Towne Centre         Towanda                            P&C Foods Kmart
                                                                  (Penn     2019/2069
                                                                  Traffic)
                                          1993 (C)  256,939  89%  2014/2024            1,421,531   6.20


East End Center               Wilkes-Barre                       Price
                                                                  Chopper
                                          1986 (C)  305,833  50%  2008/2028              965,940   6.26

Greenridge Plaza              Scranton                           Giant Food
                                                                                  (Ahold)
                                                          1986 (C)  189,640  64%  2021/2051              789,641   6.52

Luzerne Street Shopping Center Scranton                                     Eckerd
                                                                            Drug
                                          1983 (A)   57,988  24%            2009/2019    105,000   7.50

Mark Plaza                    Edwardsville                       Redner's  Kmart
                                                                  Markets   2009/2054
                                          1968 (C)  214,036  98%  2018/2028            1,054,085   5.02


Pittston Plaza                Pittston                           Redner's  Eckerd
                                                                  Market    Drugs
                                          1994 (C)   79,494 100%  2018/2028 2006/2016    612,262   7.70


Plaza 422                     Lebanon                                      Home Depot
                                          1972 (C)  155,026  69%            2021/2056    444,020   4.14



Route 6 Mall                  Honesdale                          Weis      Kmart
                                                                  Markets   2020/2070
                                                                                  (not
                                                          1994 (C)  175,507  99%  owned)               1,067,783   6.14
                                                                  ----------                         -------------------


                                                                  5,146,883                          $43,831,092 $10.32
                                                                  ==========                         ===================



                              ACADIA REALTY TRUST


                             SUPPLEMENTAL
                              DISCLOSURE
                          September 30, 2004

                               Retail
                             Properties -
                               Summary
                               Listing
                            -------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                            Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA              Option      Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------
JOINT VENTURE PROPERTIES
----------------------------------------


NEW YORK REGION
----------------------------------------

                New York

Crossroads Shopping Center    White                             Waldbaum's   Kmart
                               Plains                            (A&P)        2012/2037
                                            1998   312,679  97%  2007/2032                  $5,647,145 $18.69
(49% JV interest)                                                            B. Dalton
                                                                              2012/2022
                                                                             Modell's
                                                                              2009/2019


MID-ATLANTIC REGION
------------------------------

                Delaware

Brandywine Town Center (1)    Wilmington 2003 (A)  610,157  97%                              8,309,236  14.08
(22% JV interest)

Market Square Shopping Center Wilmington                        Trader Joe's TJ Maxx
                                                                           (specialty   2006/2016
                                                   2003 (A)   87,762 100%  grocery)                    1,689,658  19.25
(22% JV interest)                                                            2013/2028



MIDWEST REGION
----------------------------------------

                  Ohio

Amherst Marketplace           Cleveland                         Giant Eagle
                                         2002 (A)   79,937 100%  2021/2041                     800,115  10.01
(22% JV interest)

Granville Centre              Columbus                                       California
                                                                              Fitness
                                         2002 (A)  131,543  45%               2017/2027        669,710  11.28
(22% JV interest)

Sheffield Crossing            Cleveland                         Giant Eagle
                                         2002 (A)  112,534  96%  2022/2042                   1,145,929  10.56
(22% JV interest)

VARIOUS REGIONS
----------------------------------------

Kroger/Safeway Portfolio      various                                      25 Kroger and
                                                                           Safeway
                                                   2003 (A)1,018,100 100%  supermarkets                9,965,897   9.79
                                                                             2009/2049

JV REDEVELOPMENTS
----------------------------------------

                Michigan

Sterling Heights Shopping
 Center                       Detroit                                       Burlington
                                                                            Coat Factory
                                                   2004 (A)  154,597  65%   2024/--                     517,804   5.14

                New York

Tarrytown Shopping Center      Westchester                                   Walgreen's
                                                                             Drug (Under
                                          2004 (A)   33,477  20%             construction)              172,079  25.77

             South Carolina

Hitchcock Plaza                Aiken                                         Kroger
                                                                             Supermarket
                                          2004 (A)  231,563  41%  2007/2032                     682,432   7.10

                Virginia

Haygood Shopping Center        Virginia                                       Rose's
                                Beach                                          Department
                                                   2004 (A)  161,604  69%               Store 2009/--    799,387   7.13
                                                           ----------                                -------------------


                                                           2,933,953                                 $30,399,392 $11.87
                                                           ==========                                ===================

(1) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

                                    Page 28


                              ACADIA REALTY TRUST


QUARTERLY SUPPLEMENTAL
 DISCLOSURE
 September 30,
      2004


       Retail
      Properties
      by Region
----------------



                --------------------------------------------------------------------------------------------------------------
                                                                                                         Annualized Base Rent
                Gross Leasable Area           Occupancy                Annualized Base Rent              per Occupied Square
                                                                                                                  Foot
                --------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total    Anchors  Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                --------------------------------------------------------------------------------------------------------------


New York Region 1,033,835   675,186 1,709,021    95.43% 85.40% 91.47% $9,587,752 $10,060,818 $19,648,570  $9.72 $17.45 $12.57
  New England     640,880   317,189   958,069   100.00% 94.83% 98.29%  6,124,752   3,032,154   9,156,906  11.27  10.08  10.84
    Midwest       305,549   402,085   707,634   100.00% 89.59% 94.08%  2,409,051   4,988,905   7,397,956   7.88  13.85  11.11
  Mid-Atlantic  1,285,858   486,301 1,772,159    78.64% 83.22% 79.90%  4,334,550   3,293,110   7,627,660   5.63   8.14   6.49
                --------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,266,122 1,880,761 5,146,883    90.14% 87.32% 89.11%$22,456,105 $21,374,987 $43,831,092  $8.62 $13.02 $10.32
                --------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
   Operating
  Midwest (2)     225,943    98,071   324,014    75.61% 78.49% 76.48% $1,788,374    $827,380  $2,615,754  10.47  10.75  10.56
 Mid-Atlantic(
      2,3)        641,532    56,387   697,919    96.86%100.00% 97.12%  8,674,948   1,323,946   9,998,894  13.96  23.48  14.75
New York Region
       (4)        191,363   121,316   312,679   100.00% 91.26% 96.61%  1,954,927   3,692,218   5,647,145  10.22  33.35  18.69
    Various
 (Kroger/Safeway
 Portfolio) (5) 1,018,100         - 1,018,100   100.00%  0.00%100.00%  9,965,897           -   9,965,897   9.79      -   9.79
                --------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,076,938   275,774 2,352,712    96.38% 88.51% 95.46% 22,384,146   5,843,544  28,227,690  11.18  23.94  12.57
                --------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
  Mid West (6)     98,400    56,197   154,597    71.54% 53.90% 65.13%   $281,600    $236,204    $517,804   4.00   7.80   5.14
Mid-Atlantic (6)  238,528   154,639   393,167    37.65% 76.59% 52.96%    399,307   1,082,512   1,481,819   4.45   9.14   7.12
New York Region
       (6)         26,190     7,287    33,477     0.00% 91.62% 19.94%          -     172,079     172,079         25.77  25.77
                --------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     363,118   218,123   581,241    44.12% 71.25% 54.30%   $680,907  $1,490,795  $2,171,702   4.25   9.59   6.88
                --------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   2,440,056   493,897 2,933,953    88.60% 80.89% 87.30%$23,065,053  $7,334,339 $30,399,392 $10.67 $18.36 $11.87
                ==============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)  The Company has a 22% interest in Fund I which owns these properties.

(3) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(5) Fund I has a 75% interest in this portfolio. As a result, the Company's interest is 16.5% (22% x 75%).

(6) The Company has a 22% interest in Fund I which owns 50% of these properties.

                              ACADIA REALTY TRUST


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  September 30,
                                      2004


Retail Properties by State - Summary
------------------------------------



                -------------------------------------------------------------------------------------------------------------------

                                              Gross Leasable Area           Occupancy               Annualized Base Rent
                                              -------------------------------------------------------------------------------------
 Wholly-Owned   Ownership Percent of Number of
   Properties
----------------
                         base rent  properties Anchors    Shops     Total    Anchors  Shops  Total   Anchors      Shops      Total
                        %    (1)                  (2)
                -------------------------------------------------------------------------------------------------------------------


  NEW YORK
   REGION
New Jersey         100.0%      19.3%        4   590,959   371,039   961,998  92.00% 80.82% 87.69% $5,397,387 $4,485,873  $9,883,260
New York           100.0%      19.0%        5   442,876   304,147   747,023 100.00% 90.98% 96.33%  4,190,365  5,574,945   9,765,310

  NEW ENGLAND
   REGION
Connecticut        100.0%       5.5%        2   178,799    44,213   223,012 100.00%100.00%100.00%  2,191,282    619,245   2,810,527
Massachusetts      100.0%       4.9%        2   276,989    71,526   348,515 100.00%100.00%100.00%  1,855,550    667,597   2,523,147
Rhode Island       100.0%       4.3%        1   113,092   172,737   285,829 100.00% 98.44% 99.06%    781,920  1,435,720   2,217,640
Vermont            100.0%       3.1%        1    72,000    28,713   100,713 100.00% 52.28% 86.40%  1,296,000    309,592   1,605,592

  MIDWEST REGION
Illinois           100.0%       2.4%        1    42,037    57,007    99,044 100.00% 99.73% 99.84%    170,000  1,061,568   1,231,568
Indiana            100.0%       5.1%        1   101,357   134,246   235,603 100.00% 98.20% 98.97%    912,635  1,692,594   2,605,229
Michigan           100.0%       4.0%        1   103,970   113,296   217,266 100.00% 92.38% 96.03%    794,849  1,270,794   2,065,643
Ohio               100.0%       2.9%        1    58,185    97,536   155,721 100.00% 68.57% 80.31%    531,567    963,949   1,495,516

  MID-ATLANTIC
   REGION
Pennsylvania       100.0%      14.9%       10 1,285,858   486,301 1,772,159  78.64% 83.22% 79.90%  4,334,550  3,293,110   7,627,660
                         -----------------------------------------------------------------------------------------------------------

                                              -------------------------------------------------------------------------------------
Total - Wholly-
     Owned
   Properties                  85.5%       29 3,266,122 1,880,761 5,146,883  90.14% 87.32% 89.11% 22,456,105 21,374,987  43,831,092
                         ----------------------------------------------------------------------------------------------------------



                                              --------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
Operating
 Properties
Ohio (4)            22.2%       1.1%        3   225,943    98,071   324,014  75.61% 78.49% 76.48% $1,788,374   $827,380  $2,615,754
Delaware (4,5)      22.2%       4.3%        2   641,532    56,387   697,919  96.86%100.00% 97.12%  8,674,948  1,323,946   9,998,894
New York (6)        49.0%       5.4%        1   191,363   121,316   312,679 100.00% 91.26% 96.61%  1,954,927  3,692,218   5,647,145
Various
 (Kroger/Safeway
 Portfolio) (3)     16.5%       3.2%       25 1,018,100         - 1,018,100 100.00%  0.00%100.00%  9,965,897          -   9,965,897
                         -----------          --------------------------------------------------------------------------------------
    Total -
   Operating
   Properties                  14.1%          2,076,938   275,774 2,352,712  96.38% 88.51% 95.46% 22,384,146  5,843,544  28,227,690
                         -----------          --------------------------------------------------------------------------------------


JV Redevelopment
 Properties
Michigan (7)        11.1%       0.1%        1    98,400    56,197   154,597  71.54% 53.90% 65.13%    281,600    236,204     517,804
New York( 7)        11.1%       0.0%        1    26,190     7,287    33,477   0.00% 91.62% 19.94%          -    172,079     172,079
South Carolina
 (7)                11.1%       0.1%        1   170,928    60,635   231,563  28.84% 77.14% 41.49%    342,607    339,825     682,432
Virginia (7)        11.1%       0.2%        1    67,600    94,004   161,604  59.91% 76.24% 69.41%     56,700    742,687     799,387
                         ----------------------------------------------------------------------------------------------------------
     Total-
 Redevelopment
   Properties                   0.5%            363,118   218,123   581,241  44.12% 71.25% 54.30%    680,907  1,490,795   2,171,702
                         -----------          -------------------------------------------------------------------------------------

                                              -------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties                  14.5%       35 2,440,056   493,897 2,933,953  88.60% 80.89% 87.30%$23,065,053 $7,334,339 $30,399,392
                         ---------------------======================================================================================

                              100.0%       64
                         =====================

                ------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Fund I has a 75% interest in this portfolio. As a result, the Company's interest is 16.5% (22% x 75%).

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7) The Company has a 22% interest in Fund I which owns 50% of these properties.



           QUARTERLY SUPPLEMENTAL DISCLOSURE
               September 30, 2004


         Retail Properties by State - Summary
-------------------------------------------------------



                                                 ---------------------
                                                 Annualized Base Rent
                                                 per Occupied Square
                                                          Foot
                                                 ---------------------
             Wholly-Owned Properties
-------------------------------------------------
                                                 Anchors Shops Totals
                                                 ---------------------


  NEW YORK REGION
New Jersey                                        $9.93 $14.96 $11.72
New York                                           9.46  20.15  13.57

  NEW ENGLAND REGION
Connecticut                                       26.89  14.01  22.36
Massachusetts                                      6.70   9.33   7.24
Rhode Island                                       6.91   8.44   7.83
Vermont                                           18.00  20.62  18.45

  MIDWEST REGION
Illinois                                           4.04  18.67  12.45
Indiana                                            9.00  12.84  11.17
Michigan                                           7.64  12.14   9.90
Ohio                                               9.14  14.41  11.96

  MID-ATLANTIC REGION
Pennsylvania                                       5.63   8.14   6.49
                                                 ---------------------

                                                 ---------------------
         Total - Wholly-Owned Properties           8.62  13.02  10.32
                                                 ---------------------



                                                 ---------------------

            Joint Venture Properties
-------------------------------------------------
Operating Properties
Ohio (4)                                         $10.47 $10.75 $10.56
Delaware (4,5)                                    13.96  23.48  14.75
New York (6)                                      10.22  33.35  18.69
Various (Kroger/Safeway Portfolio) (3)             9.79      -   9.79
                                                 ---------------------
          Total - Operating Properties            11.18  23.94  12.57
                                                 ---------------------


JV Redevelopment Properties
Michigan (7)                                       4.00   7.80   5.14
New York( 7)                                          -  25.77  25.77
South Carolina (7)                                 6.95   7.27   7.10
Virginia (7)                                       1.40  10.36   7.13
                                                 ---------------------
         Total-Redevelopment Properties            4.25   9.59   6.88
                                                 ---------------------

                                                 ---------------------
         Total Joint Venture Properties          $10.67 $18.36 $11.87
                                                 =====================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Fund I has a 75% interest in this portfolio. As a result, the Company's interest is 16.5% (22% x 75%).

(4)  The Company has a 22% interest in Fund I which owns these properties.

(5) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7) The Company has a 22% interest in Fund I which owns 50% of these properties.


                              ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


                           Retail Properties - Detail

               Gross Leasable Area            Occupancy               Annualized Base Rent            per Occupied Square
                                                                                                               Foot
              -------------------------------------------------------------------------------------------------------------
               Anchors     Shops      Total    Anchors  Shops  Total   Anchors     Shops      Total   Anchors Shops  Total
              -------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

  New York
    Region
--------------
New York (1)
--------------
Soundview
 Marketplace     73,500     109,365   182,865   100.00% 87.77% 92.69%$1,158,850 $1,551,920 $2,710,770 $15.77 $16.17 $15.99
Village
 Commons
 Shopping
 Center          25,192      62,114    87,306   100.00% 94.98% 96.43%   428,213  1,622,474  2,050,687  17.00  27.50  24.36
Branch Plaza     63,000      62,676   125,676   100.00%100.00%100.00%   920,964  1,442,503  2,363,467  14.62  23.02  18.81
New Loudon
 Center         229,132      25,398   254,530   100.00%100.00%100.00% 1,339,779    323,080  1,662,859   5.85  12.72   6.53
Pacesetter
 Park Shopping
 Center          52,052      44,594    96,646   100.00% 75.48% 88.69%   342,559    634,968    977,527   6.58  18.86  11.40
              -------------------------------------------------------------------------------------------------------------
 Total - New
     York       442,876     304,147   747,023   100.00% 90.98% 96.33% 4,190,365  5,574,945  9,765,310   9.46  20.15  13.57
              -------------------------------------------------------------------------------------------------------------

New Jersey
--------------
Elmwood Park
 Shopping
 Center          62,610      86,475   149,085   100.00%100.00%100.00% 1,390,460  1,922,679  3,313,139  22.21  22.23  22.22
Marketplace of
 Absecon         58,031      48,204   106,235   100.00% 81.73% 91.71%   927,574    543,626  1,471,200  15.98  13.80  15.10
Berlin
 Shopping
 Center         127,850      60,905   188,755   100.00% 34.11% 78.74%   619,400    173,103    792,503   4.84   8.33   5.33
Ledgewood Mall  342,468     175,455   517,923    86.20% 87.33% 86.58% 2,459,953  1,846,465  4,306,418   8.33  12.05   9.60
              -------------------------------------------------------------------------------------------------------------
 Total - New
    Jersey      590,959     371,039   961,998    92.00% 80.82% 87.69% 5,397,387  4,485,873  9,883,260   9.93  14.96  11.72
              -------------------------------------------------------------------------------------------------------------

 Total - New
  York Region 1,033,835     675,186 1,709,021    95.43% 85.40% 91.47% 9,587,752 10,060,818 19,648,570   9.72  17.45  12.57
              -------------------------------------------------------------------------------------------------------------


 New England
--------------

Connecticut
--------------
Town Line
 Plaza( 2)      161,965      44,213   206,178   100.00%100.00%100.00%   937,000    619,245  1,556,245  14.49  14.01  14.29
239 Greenwich
 Avenue( 3)      16,834           -    16,834   100.00%     - 100.00% 1,254,282          -  1,254,282  74.51      -  74.51
              -------------------------------------------------------------------------------------------------------------
   Total -
  Connecticut   178,799      44,213   223,012   100.00%100.00%100.00% 2,191,282    619,245  2,810,527  26.89  14.01  22.36
              -------------------------------------------------------------------------------------------------------------

Massachusetts
--------------
Methuen
 Shopping
 Center         120,004      10,234   130,238   100.00%100.00%100.00%   736,464     92,308    828,772   6.14   9.02   6.36
Crescent Plaza  156,985      61,292   218,277   100.00%100.00%100.00% 1,119,086    575,289  1,694,375   7.13   9.39   7.76
              -------------------------------------------------------------------------------------------------------------
   Total -
 Massachusetts  276,989      71,526   348,515   100.00%100.00%100.00% 1,855,550    667,597  2,523,147   6.70   9.33   7.24
              -------------------------------------------------------------------------------------------------------------

Rhode Island
--------------
Walnut Hill
 Plaza          113,092     172,737   285,829   100.00% 98.44% 99.06%   781,920  1,435,720  2,217,640   6.91   8.44   7.83
              -------------------------------------------------------------------------------------------------------------

Vermont
--------------
The Gateway
 Shopping
 Center          72,000      28,713   100,713   100.00% 52.28% 86.40% 1,296,000    309,592  1,605,592  18.00  20.62  18.45
              -------------------------------------------------------------------------------------------------------------

 Total - New
   England
    Region      640,880     317,189   958,069   100.00% 94.83% 98.29% 6,124,752  3,032,154  9,156,906  11.27  10.08  10.84
              -------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company has a property located in the Bronx, NY which is currently under construction which is not included in the above listing.

(2) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.


                              ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


                           Retail Properties - Detail

               Gross Leasable Area            Occupancy               Annualized Base Rent            per Occupied Square
                                                                                                               Foot
              -------------------------------------------------------------------------------------------------------------
               Anchors     Shops      Total    Anchors  Shops  Total   Anchors     Shops      Total   Anchors Shops  Total
              -------------------------------------------------------------------------------------------------------------

   Midwest
-------------

Illinois
-------------
Hobson West
 Plaza          42,037       57,007    99,044 100.00% 99.73% 99.84%   $170,000  $1,061,568  $1,231,568 $4.04 $18.67 $12.45

Indiana
-------------
Merrillville
 Plaza         101,357      134,246   235,603 100.00% 98.20% 98.97%    912,635   1,692,594   2,605,229  9.00  12.84  11.17

Michigan
-------------
Bloomfield
 Towne Square  103,970      113,296   217,266 100.00% 92.38% 96.03%    794,849   1,270,794   2,065,643  7.64  12.14   9.90

Ohio
-------------
Mad River
 Station (1)    58,185       97,536   155,721 100.00% 68.57% 80.31%    531,567     963,949   1,495,516  9.14  14.41  11.96
             --------------------------------------------------------------------------------------------------------------

  Total -
   Midwest
    Region     305,549      402,085   707,634 100.00% 89.59% 94.08%  2,409,051   4,988,905   7,397,956  7.88  13.85  11.11
             --------------------------------------------------------------------------------------------------------------

Mid-Atlantic
-------------

Pennsylvania
-------------
Abington
 Towne Center
 (2)           184,616       31,739   216,355 100.00% 94.75% 99.23%    256,500     646,524     903,024  9.50  21.50  15.82
Blackman
 Plaza         104,956       16,385   121,341 100.00% 42.72% 92.27%    204,664      59,710     264,374  1.95   8.53   2.36
Bradford
 Towne Centre  146,499      110,440   256,939 100.00% 74.90% 89.21%    887,469     534,062   1,421,531  6.06   6.46   6.20
East End
 Center        176,200      129,633   305,833  28.38% 80.47% 50.46%    357,500     608,440     965,940  7.15   5.83   6.26
Greenridge
 Plaza         129,122       60,518   189,640  48.09% 97.47% 63.85%    279,405     510,236     789,641  4.50   8.65   6.52
Luzerne
 Street
 Shopping
 Center         54,618        3,370    57,988  25.63%     -  24.14%    105,000           -     105,000  7.50      -   7.50
Mark Plaza     157,595       56,441   214,036 100.00% 92.74% 98.09%    652,095     401,990   1,054,085  4.14   7.68   5.02
Pittston
 Plaza          67,568       11,926    79,494 100.00%100.00%100.00%    496,446     115,816     612,262  7.35   9.71   7.70
Plaza 422      145,026       10,000   155,026  71.88% 30.00% 69.18%    407,520      36,500     444,020  3.91  12.17   4.14
Route 6 Plaza  119,658       55,849   175,507 100.00% 97.27% 99.13%    687,951     379,832   1,067,783  5.75   6.99   6.14
             --------------------------------------------------------------------------------------------------------------
  Total -
 Pennsylvania1,285,858      486,301 1,772,159  78.64% 83.22% 79.90%  4,334,550   3,293,110   7,627,660  5.63   8.14   6.49
             --------------------------------------------------------------------------------------------------------------

Total - Mid-
  Atlantic
    Region   1,285,858      486,301 1,772,159  78.64% 83.22% 79.90%  4,334,550   3,293,110   7,627,660  5.08   8.14   6.49
             --------------------------------------------------------------------------------------------------------------

             --------------------------------------------------------------------------------------------------------------

TOTAL WHOLLY-
    OWNED
  PROPERTIES 3,266,122    1,880,761 5,146,883  90.14% 87.32% 89.11%$22,456,105 $21,374,987 $43,831,092 $8.35 $13.02 $10.32

             --------------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


                              ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004


                           Retail Properties - Detail

               Gross Leasable Area            Occupancy               Annualized Base Rent            per Occupied Square
                                                                                                               Foot
              -------------------------------------------------------------------------------------------------------------
               Anchors     Shops      Total    Anchors  Shops  Total   Anchors     Shops      Total   Anchors Shops  Total
              -------------------------------------------------------------------------------------------------------------
JOINT VENTURE
 PROPERTIES:

   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace
 (1)                         76,737   3,200    79,937 100.00%100.00%100.00%   $765,711    $34,404    $800,115  $9.98 $10.75 $10.01
Granville
 Centre  (1)                 90,047  41,496   131,543  38.81% 58.80% 45.12%    402,085    267,625     669,710  11.51  10.97  11.28
Sheffield
 Crossing  (1)               59,159  53,375   112,534 100.00% 92.51% 96.45%    620,578    525,351   1,145,929  10.49  10.64  10.56
              ---------------------------------------------------------------------------------------------------------------------
 Total - Ohio               225,943  98,071   324,014  75.61% 78.49% 76.48%  1,788,374    827,380   2,615,754  10.47  10.75  10.56
              ---------------------------------------------------------------------------------------------------------------------


 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 (1, 2)                     610,157       -   610,157  96.70%     -  96.70%  8,309,236          -   8,309,236  14.08      -  14.08
Market Square
 Shopping
 Center  (1)                 31,375  56,387    87,762 100.00%100.00%100.00%    365,712  1,323,946   1,689,658  11.66  23.48  19.25
              ---------------------------------------------------------------------------------------------------------------------
   Total -
   Delaware                 641,532  56,387   697,919  96.86%100.00% 97.12%  8,674,948  1,323,946   9,998,894  13.96  23.48  14.75
              ---------------------------------------------------------------------------------------------------------------------


  New York
    Region
--------------

New York
--------------

Crossroads
 Shopping
 Center  (3)               191,363 121,316   312,679 100.00% 91.26% 96.61%  1,954,927  3,692,218   5,647,145  10.22  33.35  18.69
              ---------------------------------------------------------------------------------------------------------------------

   Various
    Regions
--------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 4)                       1,018,100       - 1,018,100 100.00%     - 100.00%  9,965,897          -   9,965,897   9.79      -   9.79
              ---------------------------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------------------------

   Total -
  Operating
  Properties              2,076,938 275,774 2,352,712  96.38% 88.51% 95.46% 22,384,146  5,843,544  28,227,690  11.18  23.94  12.57

              ---------------------------------------------------------------------------------------------------------------------

Redevelopment
  properties
              ---------------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (5)                         98,400  56,197   154,597  71.54% 53.90% 65.13%    281,600    236,204     517,804   4.00   7.80   5.14
Tarrytown
 Shopping
 Center (New
 York)  (5)                  26,190   7,287    33,477   0.00% 91.62% 19.94%          -    172,079     172,079      -  25.77  25.77
Hitchcock
 Plaza (South
 Carolina)
 (5)                        170,928  60,635   231,563  28.84% 77.14% 41.49%    342,607    339,825     682,432   6.95   7.27   7.10
Haygood
 Shopping
 Center
 (Virginia)
 (5)                         67,600  94,004   161,604  59.91% 76.24% 69.41%     56,700    742,687     799,387   1.40  10.36   7.13
              ---------------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
  Properties                363,118 218,123   581,241  44.12% 71.25% 54.30%    680,907  1,490,795   2,171,702   4.25   9.59   6.88
              ---------------------------------------------------------------------------------------------------------------------



Total - Joint
 Venture
 Properties               2,440,056 493,897 2,933,953  88.60% 80.89% 87.30%$23,065,053 $7,334,339 $30,399,392 $10.67 $18.36 $11.87
              =====================================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The Company has a 22% interest in Fund I which owns the property.

(2)  Does not include approximately 240,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(3) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(4) This represents a portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

(5)  The Company has a 22% interest inFund I which owns 50% the property.

                              ACADIA REALTY TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                                                          --------- ---------

                                                                          9 months  3 months  3 months 3 months  Year
                                                                            ended     ended     ended    ended    ended
                              Leasing Production                    Notes:September September June 30,  March   December
                                                                           30, 2004  30, 2004   2004     31,      31,
                                                                                                         2004     2003
          ----------------------------------------------------------      --------- --------- -------- -------- --------


          New leases                                                   (1)
          Number of new leases commencing                                       25        11        7        7       32
          GLA                                                              143,756    33,749   91,025   18,982  174,798
          New base rent                                                     $10.57    $18.17    $6.86   $14.85   $10.38
          Previous base rent (and percentage rent)                           $9.28    $12.71    $6.74   $15.34    $8.38
          Percentage growth in base rent                                      13.9%     43.0%     1.8%    -3.2%    23.9%
          Average cost per square foot                                      $25.60    $21.48   $31.41    $5.04    $5.92

          Renewal leases
          Number of renewal leases commencing                                   45        22       10       13       53
          GLA                                                              434,174   199,499  152,273   82,402  410,193
          Renewal percentage                                                    82%       98%      71%      76%      81%
          New base rent                                                     $10.41    $13.45    $6.28   $10.66    $9.20
          Expiring base rent (and percentage rent)                           $9.60    $12.24    $5.76   $10.32    $8.80
          Percentage growth in base rent                                       8.4%      9.9%     9.0%     3.3%     4.5%
          Average cost per square foot                                       $0.00     $0.00    $0.00    $0.00    $0.00

          Total new and renewal Leases
          Number of new and renewal leases commencing                           70        33       17       20       85
          GLA                                                              577,930   233,248  243,298  101,384  584,991
          New base rent                                                     $10.45    $14.13    $6.50   $11.44    $9.55
          Expiring base rent (and percentage rent)                           $9.52    $12.31    $6.13   $11.26    $8.67
          Percentage growth in base rent                               (2)     9.7%     14.8%     6.0%     1.6%    10.1%
          Average cost per square foot                                       $6.37     $3.11   $11.75    $0.94    $1.77

                                                                          --------- ---------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2)  Rent is presented on a cash basis. Rents have not been averaged over terms.
     Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

                              ACADIA REALTY TRUST
                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                                  September 30,
                                      2004


                       Top Tenants
                        - Ranked
                           by
                        Annualized
                        Base Rent
                       -----------
                       (Combined basis - Includes pro-rata share
                           of GLA and rent for JV properties)

                                       Wholly-Owned      Acadia Strategic     Crossroads
                                                          Opportunity Fund  Shopping Center
                                                    100%                22%              49%       Combined
                                  --------------------------------------------------------------------------------

                        Number of
            Retail      stores in   Total   Annualized   Total  Annualized  Total Annualized  Total   Annualized
                                                Base                Base             Base                 Base
Ranking     Tenant      combined     GLA      Rent (1)    GLA    Rent (1)    GLA   Rent (1)    GLA      Rent (1)
                        portfolio
------------------------------------------------------------------------------------------------------------------

       Albertson's
        (Shaw's and
     1  Acme)                   5   251,481  $3,255,544       -         $-      -        $-   251,481  $3,255,544
     2 Kmart                    6   520,221   1,870,484                    49,355   277,463   569,576   2,147,947
     3 T.J. Maxx                9   249,258   1,896,262   6,972     81,261      -         -   256,230   1,977,523
       Ahold (Giant,
     4  Stop & Shop)            3   178,807   1,549,540       -          -      -         -   178,807   1,549,540
     5 Wal-Mart                 2   210,114   1,515,409       -          -      -         -   210,114   1,515,409
     6 A&P/ Waldbaum's          2    63,000     920,964       -          - 18,722   246,960    81,722   1,167,924
     7 Home Depot               2   211,003   1,125,426       -          -      -         -   211,003   1,125,426
     8 Price Chopper            2   127,450   1,118,077       -          -      -         -   127,450   1,118,077
     9 Eckerd Drug( 4)          8    89,620   1,064,796       -          -      -         -    89,620   1,064,796
    10 Pathmark                 1    47,773     955,460       -          -      -         -    47,773     955,460
       Restoration
    11  Hardware                1    12,293     929,600       -          -      -         -    12,293     929,600
       Redner's
    12  Supermarket             2   111,739     863,432       -          -      -         -   111,739     863,432
    13 Kroger( 5)              13         -           - 132,259    844,168      -         -   132,259     844,168
    14 Safeway (6)             13         -           - 103,844    776,874      -         -   103,844     776,874
    15 Macy's                   1    73,349     610,745       -          -      -         -    73,349     610,745
    16 Clearview Cinema         1    25,400     596,250       -          -      -         -    25,400     596,250
    17 JC Penney                2    72,580     591,747       -          -      -         -    72,580     591,747
    18 Walgreen's               2    23,904     589,088       -          -      -         -    23,904     589,088
    19 KB Toys                  5    41,025     583,900       -          -      -         -    41,025     583,900
       King Kullen
    20  Grocery                 1    48,100     562,600       -          -      -         -    48,100     562,600
                       -------------------------------------------------------------------------------------------

            Total              81 2,357,117 $20,599,324 243,076 $1,702,303 68,077  $524,423 2,668,270 $22,826,050
                       ===========================================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(3) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(4) Subsidiary of JC Penney. The store at the Berlin Shopping Center has ceased operating but continues to pay annual rent of $29,129 pursuant to the lease which expires November 30, 2004. The Route 6 Plaza location has been sublet to Advance Auto and expires 2011.

(5) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.

                                 Percentage of Total
                                   Represented by
                                    Retail Tenant
                                 -------------------
                                                              Average
                                                               Gross
                                   Total  Annualized Average  Occupancy
                                             Base
                        Ranking  Portfolio Rent (2) Sales    Cost (3)
                                  GLA( 2)            (per
                                                      sq.
                                                      ft.)
-----------------------------------------------------------  ---------

                               1      3.4%      4.8%  $474  *     2.6%
                               2      7.6%      3.2%   193        3.7%
                               3      3.4%      2.9%   277  *     5.8%
                               4      2.4%      2.3%   333        3.3%
                               5      2.8%      2.2%   329  *     3.2%
                               6      1.1%      1.7%   362  *     5.6%
                               7      2.8%      1.7%     -          -
                               8      1.7%      1.6%   504        2.1%
                               9      1.2%      1.6%   431  *     4.0%
                              10      0.6%      1.4%     -          -
                              11      0.2%      1.4%   242       33.6%
                              12      1.5%      1.3%   249        4.3%
                              13      1.8%      1.2%     -          -
                              14      1.4%      1.1%     -          -
                              15      1.0%      0.9%   208        6.0%
                              16      0.3%      0.9%     -          -
                              17      1.0%      0.9%   163        6.6%
                              18      0.3%      0.9%   333        8.1%
                              19      0.5%      0.9%   206        9.2%
                              20      0.6%      0.8%   699        2.1%
                                 -------------------

                                     35.7%     33.5%
                                 ===================


                              ACADIA REALTY TRUST


                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                            September 30, 2004

                               Anchor Detail
       -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         Annual  Annual
                           Property/Tenant Name                      Square    Lease      Base    Base
                             (Type of Center)                       Footage Expiration    Rent    Rent  Options/Required
                                                                                                   PSF       Notice
------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS

(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
--------------------------------------------------------------------

New York Region
--------------------------------------------------------------------

New
 York
-------
Soundview Marketplace, Port Washington
       King Kullen                                                                                      (7) 5 Year (12
                                                                     48,100  9/26/2007  $562,600 $11.70  Months)
       Clearview Cinema                                                                                 (4) 5 Year (12
                                                                     25,400  5/31/2010   596,250  23.47  Months)
                                                                    --------           -----------------
                              Property total                         73,500            1,158,850  15.77
                                                                    --------           -----------------

Smithtown Shopping Center, Smithtown
       Daffy's                                                                                          (4) 5 Year (12
                                                                     16,125   1/7/2008   274,125  17.00  Months)
       Walgreens                                                      9,067 12/31/2021   154,088  16.99               -
                                                                    --------           -----------------
                              Property total                         25,192              428,213  17.00
                                                                    --------           -----------------

The Branch Shopping Center, Smithtown
       A&P                                                                                              (1) 10 Year &
                                                                     63,000 11/30/2013   920,964  14.62  (1) 5 Year
                                                                    --------           -----------------
       Property Total:                                               63,000              920,964  14.62
                                                                    --------           -----------------

New Loudon Center, Latham
       Bon Ton                                                                                          (4) 5 Year (12
                                                                     65,365   2/1/2014   261,460   4.00  Months)
       Marshalls (TJX)                                                                                  (3) 5 Year (12
                                                                     37,212  1/31/2004   158,151   4.25  Months)
       Price Chopper                                                                                    (4) 5 Year (12
                                                                     77,450  5/31/2015   760,577   9.82  Months)
       Raymours Furniture Co                                                                            (3) 5 Year (9
                                                                     49,105  4/30/2019   159,591   3.25  Months)
                                                                    --------           -----------------
                              Property total                        229,132            1,339,779   5.85
                                                                    --------           -----------------

Pacesetter Park Shopping Center, Pomona
       Stop & Shop (Ahold)                                           52,052  8/31/2020   342,559   6.58 (2) 10 Year
                                                                    --------           -----------------
                              Property total                         52,052              342,559   6.58
                                                                    --------           -----------------

New
 Jersey
-------
Elmwood Park Shopping Center, Elmwood Park
       Walgreens                                                                                        (8) 5 Year (12
                                                                     14,837  5/31/2022   435,000  29.32  Months)
       Pathmark                                                                                         (7) 5 Year (12
                                                                     47,773 11/30/2017   955,460  20.00  Months)
                                                                    --------           -----------------
                              Property total                         62,610            1,390,460  22.21
                                                                    --------           -----------------

Marketplace of Absecon, Absecon
       Eckerd Drug (JC Penney)                                                                          (4) 5 Year (6
                                                                     13,207  8/30/2020   329,310  24.93  Months)
       Acme Markets (Albertson)                                                                         (8) 5 Year (12
                                                                     44,824  4/30/2015   598,264  13.35  Months)
                                                                    --------           -----------------
                              Property total                         58,031              927,574  15.98
                                                                    --------           -----------------

Berlin Shopping Center, Berlin
       Acme Markets (Albertson)                                                                         (2) 5 Year (6
                                                                     32,040  4/30/2005   320,400  10.00  Months)
       Kmart                                                                                            (4) 5 Year (6
                                                                     95,810 11/30/2009   299,000   3.12  Months)
                                                                    --------           -----------------
                              Property total                        127,850              619,400   4.84
                                                                    --------           -----------------

Ledgewood Mall, Ledgewood
       Circuit City                                                                                     (4) 5 Year (6
                                                                     33,294  1/31/2020   466,116  14.00  Months)
       Marshalls (TJX)                                                                                  (4) 5 Year (6
                                                                     27,228  1/31/2007   326,736  12.00  Months)
       The Sports Authority                                                                             (6) 5 Year (15
                                                                     52,205  5/31/2007   225,000   4.31  Months)
       Macy's Department Store (Federated) (1)                                                          (3) 5 Year (6
                                                                     61,900  1/31/2010   553,500   8.94  Months)
       Wal*Mart                                                                                         (6) 5 Year (6
                                                                    120,570  3/31/2019   888,601   7.37  Months)
                                                                    --------           -----------------
                              Property total                        295,197            2,459,953   8.33
                                                                    --------           -----------------

                          Total: New York Region                    986,564            9,587,752   9.72
                                                                    --------           -----------------



(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.


                              ACADIA REALTY TRUST


                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                            September 30, 2004

                               Anchor Detail
       -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         Annual  Annual
                           Property/Tenant Name                      Square    Lease      Base    Base
                             (Type of Center)                       Footage Expiration    Rent    Rent  Options/Required
                                                                                                   PSF       Notice
------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS

(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------------------------------
New
 England
----------

Connecticut
---------------------------------------------------------------------------
       Town Line Plaza, Rocky Hil l
          Wal*Mart( 1)                                                                                         REA
                                                                      97,300          -        $-    $-  Agreement
          Super Stop & Shop (Ahold)                                                                     (7) 5 Year
                                                                                                         (6
                                                                      64,665 11/30/2023   937,000 14.49  Months)
                                                                     --------           ----------------
                                   Property total                    161,965              937,000 14.49
                                                                     --------           ----------------

       239 Greenwich Ave., Greenwich
          Chico's Fashion                                                                                     (2) 5
                                                                       4,541  1/31/2010   324,682 71.50  Years
          Restoration Hardware                                                                          (2) 5
                                                                                                         Years (6
                                                                      12,293  4/30/2015   929,600 75.62  Months)
                                                                     --------           ----------------
                                   Property total                     16,834            1,254,282 74.51
                                                                     --------           ----------------

Massachusetts
---------------------------------------------------------------------------
       Methuen Shopping Center, Methuen
          Demoulas Super Markets                                      30,460  1/31/2005   109,656  3.60 (2) 5 Year
          Wal*Mart                                                                                      (8) 5 Year
                                                                                                         (6
                                                                      89,544 10/23/2011   626,808  7.00  Months)
                                                                     --------           ----------------
                                   Property total                    120,004              736,464  6.14
                                                                     --------           ----------------

       Crescent Plaza, Brockton
          Home Depot                                                                                          (7) 5 Year
                                                                     106,760 10/31/2021   602,126  5.64  (1 Year)
          Shaw's  (Albertsons)                                                                          (6) 5 Year
                                                                                                         (6
                                                                      50,225 12/31/2012   516,960 10.29  Months)
                                                                     --------           ----------------
                                   Property total                    156,985            1,119,086  7.13
                                                                     --------           ----------------

Rhode Island
---------------------------------------------------------------------------
       Walnut Hill Plaza, Woonsocket
          Sears                                                                                          (5) 5 Year
                                                                                                         (12
                                                                      60,700  8/31/2008   258,000  4.25  Months)
          Shaw's  (Albertsons)                                                                          (6) 5 Year
                                                                                                         (9
                                                                      52,392 12/31/2013   523,920 10.00  Months)
                                                                     --------           ----------------
                                   Property total                    113,092              781,920  6.91
                                                                     --------           ----------------

Vermont
----------
       Gateway Shopping Center
          Shaw's (Albertsons)                                                                           (1) 10
                                                                                                         Yr., (3)
                                                                                                         5 Yr. &
                                                                      72,000  3/31/2024 1,296,000 18.00  (1) 4 Yr.
                                                                     --------           ----------------
                                   Property total                     72,000            1,296,000 18.00
                                                                     --------           ----------------

                                 Total : New England                 640,880            6,124,752 11.27
                                                                     --------           ----------------
Midwest
-------

Illinois
----------
       Hobson West Plaza, Naperville
          Bobak's Market and Restaurant                                                                       (5) 5 Year
                                                                                                               (6
                                                                            42,037 11/30/2007   170,000  4.04  Months)
                                                                           --------           ----------------
                                   Property total                           42,037              170,000  4.04
                                                                           --------           ----------------
Indiana
----------
       Merrillville Plaza, Merrillville
          JC Penney                                                                                           (2) 5 Year
                                                                                                               (12
                                                                            50,000  1/31/2008   495,000  9.90  Months)
          OfficeMax                                                                                           (4) 5 Year
                                                                                                               (6
                                                                            26,157  7/31/2008   222,335  8.50  Months)
          TJ Maxx (TJX)                                                                                       (1) 5 Year
                                                                                                               (6
                                                                            25,200  1/31/2009   195,300  7.75  Months)
                                                                           --------           ----------------
                                   Property total                          101,357              912,635  9.00
                                                                           --------           ----------------

Michigan
----------
       Bloomfield Town Square, Bloomfield Hills
          HomeGoods (TJX)                                                   39,646  5/31/2010   307,257  7.75 (3) 5 Year
          Marshalls (TJX)                                                                                     (3) 5 Year
                                                                                                               (6
                                                                            28,324  9/30/2011   226,592  8.00  Months)
          TJ Maxx (TJX)                                                                                       (1) 5 Year
                                                                                                               (6
                                                                            36,000  1/31/2009   261,000  7.25  Months)
                                                                           --------           ----------------
                                   Property total                          103,970              794,849  7.64
                                                                           --------           ----------------

Ohio
----------
       Mad River Station, Dayton
          Babies 'R' Us                                                     33,147  2/28/2010   243,630  7.35 (2) 5 Year
          Office Depot                                                                                        (1) 5 Year
                                                                                                               (6
                                                                            25,038  8/31/2005   287,937 11.50  Months)
                                                                           --------           ----------------
                                   Property total                           58,185              531,567  9.14
                                                                           --------           ----------------

                                   Total: Midwest                          305,549            2,409,051  7.88
                                                                           --------           ----------------

(1) This space is contiguous to the Company's property and is not owned by the Company.



                              ACADIA REALTY TRUST


                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                            September 30, 2004

                               Anchor Detail
       -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         Annual  Annual
                           Property/Tenant Name                      Square    Lease      Base    Base
                             (Type of Center)                       Footage Expiration    Rent    Rent  Options/Required
                                                                                                   PSF       Notice
------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS

(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------------------------------
Mid-
 Atlantic
---------

Pennsylvania
---------------------------------------------------------------------
 Abington Town Center, Abington
         TJ Maxx (TJX)                                                                                      (2) 5 Year
                                                                        27,000 11/30/2010    $256,500 $9.50  (6 Months)
         Target( 1)                                                                                         Condominium
                                                                       157,616          -           -     -  Agreement
                                                                     ----------           ------------------
                                Property total                         184,616                256,500  9.50
                                                                     ----------           ------------------

 Blackman Plaza, Wilkes-Barre
         Kmart                                                                                              (8) 5 Year
                                                                       104,956 10/31/2009     204,664  1.95  (12 Months)
                                                                     ----------           ------------------
                                Property total                         104,956                204,664  1.95
                                                                     ----------           ------------------

 Bradford Towne Centre, Towanda
         Kmart                                                                                              (10) 5 Year
                                                                        94,841  3/31/2019     474,205  5.00  (6 Months)
         P & C Foods (Penn Traffic)                                                                         (2) 5 Year
                                                                        51,658  9/30/2014     413,264  8.00  (6 Months)
                                                                     ----------           ------------------
                                Property total                         146,499                887,469  6.06
                                                                     ----------           ------------------

 East End Center, Wilkes-Barre
         Price Chopper                                                                                      (4) 5 Year
                                                                        50,000  4/30/2008     357,500  7.15  (6 Months)
                                                                     ----------           ------------------
                                Property total                          50,000                357,500  7.15
                                                                     ----------           ------------------

 Greenridge Plaza, Scranton
         Giant Food Stores (Ahold)                                                                          (6) 5 Year
                                                                        62,090  4/30/2021     279,405  4.50  (Auto)
                                                                     ----------           ------------------
                                Property total                          62,090                279,405  4.50
                                                                     ----------           ------------------

 Luzerne Street Shopping Center, Scranton
         Eckerd Drug (JC Penney)                                                                            (2) 5 Year
                                                                        14,000  4/30/2009     105,000  7.50  (6 Months)
                                                                     ----------           ------------------
                                Property total                          14,000                105,000  7.50
                                                                     ----------           ------------------

 Mark Plaza, Edwardsville
         Kmart                                                                                              (9) 5 Year
                                                                       104,956 10/31/2009     204,664  1.95  (12 Months)
         Redner's Market                                                                                    (2) 5 Year
                                                                        52,639  5/31/2018     447,432  8.50  (6 Months)
                                                                     ----------           ------------------
                                Property total                         157,595                652,096  4.14
                                                                     ----------           ------------------

 Pittston Plaza, Pittston
         Eckerd Drugs                                                                                       (2) 5 Year
                                                                         8,468  6/30/2006      80,446  9.50  (6 Months)
         Redner's Market                                                59,100 12/31/2018     416,000  7.04 (2) 5 Year
                                                                     ----------           ------------------
                                Property total                          67,568                496,446  7.35
                                                                     ----------           ------------------

 Plaza 422, Lebanon
         Home Depot                                                                                         (6) 5 Year
                                                                       104,243 12/31/2028     407,520  3.91  (12 Months)
                                                                     ----------           ------------------
                                Property total                         104,243                407,520  3.91
                                                                     ----------           ------------------

 Route 6 Mall, Honesdale
         Kmart                                                                                              (10) 5 Year
                                                                       119,658  4/30/2020     687,950  5.75  (Automatic)
                                                                     ----------           ------------------
                                Property total                         119,658                687,950  5.75
                                                                     ----------           ------------------

                             Total : Mid-Atlantic                    1,011,225              4,334,550  5.08
                                                                     ----------           ------------------




Total: Retail Anchor Properties - Wholly Owned Properties            2,944,218            $22,456,105 $8.35
                                                                     ==========           ==================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.


                              ACADIA REALTY TRUST


                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                            September 30, 2004

                               Anchor Detail
       -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         Annual  Annual
                           Property/Tenant Name                      Square    Lease      Base    Base
                             (Type of Center)                       Footage Expiration    Rent    Rent  Options/Required
                                                                                                   PSF       Notice
------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS

(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Joint Venture Properties
-------------------------------------------------------------------------

New York Region
-------------------------------------------------------------------------
 New York
 --------
      Crossroads Shopping Center, White Plains
         Kmart                                                                                              (5) 5 Year
                                                                         100,725  1/31/2012  $566,250 $5.62  (9 Months)
         Waldbaum's (A&P)                                                                                   (5) 5 Year
                                                                          38,208 12/31/2007   504,000 13.19  (9 Months)
         B. Dalton (Barnes & Noble)                                                                         (2) 5 Year
                                                                          12,430  5/28/2012   345,927 27.83  (18 Months)
         Pay Half                                                         15,000  1/31/2018   345,000 23.00           -
         Modell's                                                                                           (2) 5 Year
                                                                          25,000  2/28/2009   193,750  7.75  (12 Months)
                                                                         --------           ----------------
                                  Property total                         191,363            1,954,927 10.22
                                                                         --------           ----------------

                             Total  : New York Region                    191,363            1,954,927 10.22
                                                                         --------           ----------------

Mid-Atlantic Region
-------------------------------------------------------------------------

 Delaware
 --------
      Brandywine Town Center
         Annie Sez (Big M)                                                                                  (3) 5 Year
                                                                          13,324  1/31/2007   279,825 21.00  (9 Months)
         Michaels                                                                                           (3) 5 Year
                                                                          24,876  2/28/2011   547,272 22.00  (9 Months)
         Old Navy (The Gap)                                                                                 (1) 5 Year
                                                                          24,631  4/30/2011   541,872 22.00  (6 Months)
         Petsmart                                                                                           (2) 5 Year
                                                                          23,963  6/30/2017   455,297 19.00  (Automatic)
         Thomasville Furniture                                                                              (2) 5 Year
                                                                          18,893 11/30/2011   484,947 25.67  (9 Months)
         Bed, Bath & Beyond                                                                                 (3) 5 Year
                                                                          50,977  1/31/2014   868,426 17.04  (6 Months)
         Dick's Sporting Goods                                                                              (3) 5 Year
                                                                          50,000  5/31/2013   700,000 14.00  (6 Months)
         Lowe's Home Centers                                                                                (6) 5 Year
                                                                         140,000  8/31/2018 1,925,000 13.75  (Automatic)
         Regal Cinemas                                                                                      (4) 5 Year
                                                                          65,641   6/1/2017   821,825 12.52  (4 Months)
         Transunion Settlement                                                                              (1) 5 Year
                                                                          39,714  3/31/2013   884,771 22.28  (9 Months)
         Target                                                                                             (5) 10 Year
                                                                         138,000  1/31/2018   800,000  5.80  (12 Months)
                                                                         --------           ----------------
                                  Property total                         590,019            8,309,235 14.08
                                                                         --------           ----------------

      Market Square Shopping Center
         TJ Maxx (TJX)                                                                                      (2) 5 Year
                                                                          31,375  1/31/2006   365,713 11.66  (9 Months)
                                                                         --------           ----------------

 South Carolina
 ------------------------------------------------------------------------
      Hitchcock Plaza (Strip Mall)
         Kroger                                                           49,296  2/28/2007   342,607  6.95
                                                                         --------           ----------------
                                  Property Total                          49,296              342,607  6.95
                                                                         --------           ----------------

 Virginia
 --------
      Haygood Shopping Center
         Rose's                                                           40,500   7/1/2009    56,700  1.40
                                                                         --------           ----------------
                                  Property Total                          40,500               56,700  1.40
                                                                         --------           ----------------



                                                                         --------           ----------------

                           Total  : Mid-Atlantic Region                  711,190            9,074,255 12.76
                                                                         --------           ----------------

Midwest
 Region
---------

 Ohio
 --------
      Amherst Marketplace
         Giant Eagle                                                                                        (4) 5 Year
                                                                          66,237   9/3/2021   630,576  9.52  (6 Months)
         Giant Eagle( 1)                                                                                    (3) 5 Year
                                                                          10,500  3/31/2012   135,135 12.87  (6 Months)
                                                                         --------           ----------------
                                  Property total                          76,737              765,711  9.98
                                                                         --------           ----------------

      Granville Centre
         California Fitness                                               34,951  1/31/2017   402,085 11.50 (2) 5 Year
                                                                         --------           ----------------
                                  Property total                          34,951              402,085 11.50
                                                                         --------           ----------------

      Sheffield Crossing
         Giant Eagle                                                                                        (4) 5 Year
                                                                          59,159  5/31/2022   620,578 10.49  (6 Months)
                                                                         --------           ----------------
                                  Property total                          59,159              620,578 10.49
                                                                         --------           ----------------


                              ACADIA REALTY TRUST


                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                            September 30, 2004

                               Anchor Detail
       -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         Annual  Annual
                           Property/Tenant Name                      Square    Lease      Base    Base
                             (Type of Center)                       Footage Expiration    Rent    Rent  Options/Required
                                                                                                   PSF       Notice
------------------------------------------------------------------------------------------------------------------------

THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A
CENTER'S GLA AS ANCHOR TENANTS

(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Michigan
---------------------------------------------------------------------------------
 Sterling Heights
       Burlington Coat Factory                                      70,400 12/1/2004     281,600   4.00
                                                                 ----------          -------------------
                                     Property Total                 70,400               281,600   4.00
                                                                 ----------          -------------------


                                     Total: Midwest                241,247             2,069,974   8.58
                                                                 ----------          -------------------
Various
-------

       Kroger/Safeway                                            1,018,100      2009   9,965,897   9.79
                                                                 ----------          -------------------


                            Total: Joint Venture Properties      2,161,900           $23,065,053 $10.67
                                                                 ==========          ===================


(1) This lease has been assumed by Giant Eagle which is in the process of expanding their store.

                              ACADIA REALTY TRUST



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                     Anchor Lease Expirations - Next 3 Years
              -----------------------------------------------------


    -------------------------------------------------------------------------------------------------------------------------------
                                                              Gross Leased Area                  Annualized Base Rent
                                                         ---------------------------           -------------------------
                                                                          Percent                              Percent    Average
                                                             Square          of                                  of         per
                Center                     Anchor            footage    all anchors                Amount    all anchors  Sq. Ft.
    -------------------------------------------------------------------------------------------------------------------------------


                              2004                                    -           -                        -          -          -

                              2005
    Methuen Shopping Center        Demoulas Supermarket          30,460        1.14%                 109,656       0.49%      3.60
    Berlin Shopping Center         Acme Markets                  32,040        1.19%                 320,400       1.43%     10.00
    Mad River Shopping Center      Office Depot                  25,038        0.93%                 287,936       1.28%     11.50
                                                         ---------------------------           ------------------------------------

              Total 2005                                         87,538        3.26%                 717,992       3.20%      8.20
                                                         ---------------------------           ------------------------------------

                              2006
    Pittston Plaza                 Eckerd Drug                    8,468        0.31%                  80,446       0.36%      9.50
                                                         ---------------------------           ------------------------------------


         Total - Next 3 Years                                   $96,006        3.57%                $798,438       3.56%     $8.32
                                                         ===========================           ====================================



(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.


                              ACADIA REALTY TRUST



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of                         Percent           Percent Average
                                         Leases            Square          of                  of     per
                                        Expiring          Footage         Total     Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------

Wholly-Owned Propeties
 Anchor Tenant
  Expirations

                 2005                          3              87,538     3.26%    717,992   3.20%  8.20
                 2006                          1               8,468     0.31%     80,446   0.36%  9.50
                 2007                          4             169,570     6.31%  1,284,336   5.72%  7.57
                 2008                          5             202,982     7.55%  1,606,960   7.16%  7.92
                 2009                          6             380,922    14.15%  1,269,628   5.65%  3.33
                 2010                          6             191,634     7.13%  2,281,819  10.18% 11.91
                 2011                          2             117,868     4.38%    853,400   3.80%  7.24
                 2012                          1              50,225     1.87%    516,960   2.30% 10.29
                 2013                          2             115,392     4.29%  1,444,884   6.43% 12.52
                 2014                          3             154,235     5.74%    832,875   3.71%  5.40
                 2015                          3             134,567     5.00%  2,288,441  10.19% 17.01
                 2017                          1              47,773     1.78%    955,460   4.25% 20.00
                 2018                          2             111,739     4.15%    863,432   3.84%  7.73
                 2019                          3             264,516     9.84%  1,522,397   6.78%  5.76
                 2020                          4             218,211     8.11%  1,825,936   8.13%  8.37
                 2021                          3             177,917     6.62%  1,035,619   4.61%  5.82
                 2022                          1              14,837     0.55%    435,000   1.94% 29.32
                 2023                          1              64,665     2.40%    937,000   4.17% 14.49
                 2024                          1              72,000     2.68%  1,296,000   5.77% 18.00
                 2028                          2             104,243     3.88%    407,520   1.81%  3.91

                      ----------------------------------------------------------------------------------
 Total Occupied                               54           2,689,302   100.00%$22,456,105 100.00% $8.35

 --------------------------------------------------------------------

 Anchor GLA Owned by
  Tenants                                                    254,916
 Total Vacant                                                321,904
                                                 --------------------

 Total Square Feet                                         3,266,122
                                                 ====================


                              ACADIA REALTY TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of                         Percent           Percent Average
                                         Leases            Square          of                  of     per
                                        Expiring          Footage         Total     Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------


Wholly-Owned Propeties
Shop Tenant Expirations
                 Month to Month              17           34,813       2.12%    $508,075   2.38%$14.59
                        2004                 12           47,991       2.92%     435,549   2.04%  9.08
                        2005                 43          200,089      12.18%   2,255,743  10.55% 11.27
                        2006                 55          194,194      11.82%   2,413,778  11.29% 12.43
                        2007                 57          244,643      14.92%   3,145,949  14.71% 12.86
                        2008                 56          232,864      14.18%   3,292,917  15.41% 14.14
                        2009                 53          246,888      15.03%   3,298,944  15.43% 13.36
                        2010                 22          157,522       9.59%   1,600,314   7.49% 10.16
                        2011                 16           77,149       4.70%   1,278,166   5.98% 16.57
                        2012                  7           20,929       1.27%     449,248   2.10% 21.47
                        2013                 13           43,917       2.67%     868,843   4.06% 19.78
                        2014                 13           77,947       4.75%     904,746   4.23% 11.61
                        2015                  4           43,194       2.63%     554,700   2.60% 12.84
                        2020                  2           17,945       1.09%     326,120   1.53% 18.17
                        2022                  1            2,205       0.13%      41,895   0.20% 19.00

                                              ----------------------------------------------- --------------------------
Total Occupied                              371        1,642,290     100.00% $21,374,987 100.00%$12.99

----------------------------------------------------------------------------------

Total Vacant                                             238,471
                                               -----------------

Total Square Feet                                      1,880,761
                                               =================

                              ACADIA REALTY TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of                         Percent           Percent Average
                                         Leases            Square          of                  of     per
                                        Expiring          Footage         Total     Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------

Wholly-Owned Propeties
Total Tenant Expirations
                  Month to Month           17                34,813   0.80%    $508,075   1.16%$14.59
                        2004               24                47,991   1.11%     435,549   0.99%  9.08
                        2005               46               287,627   6.64%   2,973,735   6.78% 10.34
                        2006               56               202,662   4.68%   2,494,224   5.69% 12.31
                        2007               61               414,213   9.56%   4,430,285  10.11% 10.70
                        2008               61               435,846  10.08%   4,899,877  11.19% 11.24
                        2009               59               627,810  14.49%   4,568,572  10.42%  7.28
                        2010               28               349,156   8.06%   3,882,133   8.86% 11.12
                        2011               18               195,017   4.50%   2,131,566   4.86% 10.93
                        2012                8                71,154   1.64%     966,208   2.20% 13.58
                        2013               15               159,309   3.68%   2,313,727   5.28% 14.52
                        2014               16               232,182   5.36%   1,737,621   3.96%  7.48
                        2015                7               177,761   4.10%   2,843,141   6.49% 15.99
                        2017                1                47,773   1.10%     955,460   2.18% 20.00
                        2018                2               111,739   2.58%     863,432   1.97%  7.73
                        2019                3               264,516   6.11%   1,522,397   3.47%  5.76
                        2020                6               236,156   5.45%   2,152,056   4.91%  9.11
                        2021                3               177,917   4.11%   1,035,619   2.36%  5.82
                        2022                2                17,042   0.39%     476,895   1.09% 27.98
                        2023                1                64,665   1.49%     937,000   2.14% 14.49
                        2024                1                72,000   1.66%   1,296,000   2.96% 18.00
                        2028                2               104,243   2.41%     407,520   0.93%  3.91
                             ---------------------------------------------- --------------------------

Total Occupied                            437             4,331,592 100.00% $43,831,092 100.00%$10.31

--------------------------------------------------------------------------------------

Anchor GLA Owned by Tenants                                 254,916
Total Vacant                                                560,375
                                                         -----------

Total Square Feet                                         5,146,883
                                                         ===========


                              ACADIA REALTY TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of                         Percent           Percent Average
                                         Leases            Square          of                  of     per
                                        Expiring          Footage         Total     Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------
Fund I
Anchor Tenant Expirations

                     2006                1    31,375   1.59%     365,712   1.73% 11.66
                     2007                2    62,620   3.18%     622,432   2.95%  9.94
                     2009               26 1,058,600  53.72%  10,022,597  47.48%  9.47
                     2011                3    68,400   3.47%   1,544,092   7.31% 22.57
                     2012                1    10,500   0.53%     135,135   0.64% 12.87
                     2013                2    89,714   4.55%   1,584,771   7.51% 17.66
                     2014                1    50,977   2.59%     868,426   4.11% 17.04
                     2017                3   124,555   6.32%   1,679,207   7.95% 13.48
                     2018                2   278,000  14.11%   2,725,000  12.91%  9.80
                     2021                1    66,237   3.36%     660,576   3.13%  9.97
                     2022                1    59,159   3.00%     620,578   2.94% 10.49
                     2024                1    70,400   3.57%     281,600   1.33%  4.00

                       ---------------------------------- --------------------------
    Total Occupied                      44 1,970,537 100.00% $21,110,126 100.00%$10.71

    ----------------------------------------------------------------------------------

    Total Vacant                             278,156
                                           ---------

    Total Square Feet                      2,248,693
                                           ==========


                              ACADIA REALTY TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of                         Percent           Percent Average
                                         Leases            Square          of                  of     per
                                        Expiring          Footage         Total     Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------

Fund I
Shop Tenant Expirations
                    Month to Month            16            44,123   15.08%   610,505   9.98%$13.84
                         2004                  5            11,434    3.91%   171,665   2.81% 15.01
                         2005                 18            65,091   22.25%   653,032  10.68% 10.03
                         2006                  9            23,179    7.92%   264,068   4.32% 11.39
                         2007                 12            25,719    8.79%   428,469   7.01% 16.66
                         2008                 13            41,764   14.27%   515,163   8.42% 12.34
                         2009                  6            22,131    7.56%  (140,745) -2.30% (6.36)
                         2010                  1             2,357    0.81%    28,284   0.46% 12.00
                         2011                  2             3,465    1.18%    65,467   1.07% 18.89
                         2012                  1            10,500    3.59%   140,700   2.30% 13.40
                         2013                  5            27,745    9.48%   423,083   6.92% 15.25
                         2014                  2             4,962    1.70%   138,936   2.27% 28.00
                         2018                  3             6,957    2.38% 2,775,004  45.38%398.88
                         2019                  1             3,141    1.07%    42,000   0.69% 13.37

                             ----------------------------------------------------------------------
    Total Occupied                             94           292,568  100.00%$6,115,631 100.00%$20.87

    -----------------------------------------------------------------------------------

    Total Vacant                                            80,013
                                                      -------------

    Total Square Feet                                      372,581
                                                      =============


                              ACADIA REALTY TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of              Percent           Percent Average
                                         Leases    Square     of                  of     per
                                        Expiring  Footage    Total     Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------

Fund I
Total Tenant Expirations
                    Month to Month           16    44,123   1.95%    $610,505   2.48%$13.84
                         2004                 5    11,434   0.51%     171,665   0.69% 15.01
                         2005                18    65,091   2.88%     653,032   2.64% 10.03
                         2006                10    54,554   2.41%     629,780   2.54% 11.54
                         2007                14    88,339   3.90%   1,050,901   4.25% 11.90
                         2008                13    41,764   1.85%     515,163   2.08% 12.34
                         2009                32 1,080,731  47.75%  10,163,342  41.06%  9.40
                         2010                 1     2,357   0.10%      28,284   0.11% 12.00
                         2011                 5    71,865   3.18%   1,609,559   6.50% 22.40
                         2012                 2    21,000   0.93%     275,835   1.11% 13.14
                         2013                 7   117,459   5.19%   2,007,854   8.11% 17.09
                         2014                 3    55,939   2.47%   1,007,362   4.07% 18.01
                         2017                 3   124,555   5.50%   1,679,208   6.78% 13.48
                         2018                 3   284,957  12.59%   2,775,004  11.21%  9.74
                         2019                 1     3,141   0.14%      42,000   0.17% 13.37
                         2021                 1    66,237   2.93%     630,576   2.55%  9.52
                         2022                 1    59,159   2.61%     620,578   2.51% 10.49
                         2024                 1    70,400   3.11%     281,600   1.14%  4.00
                                               ----------------------------------- --------------------------

    Total Occupied                         136  2,263,105 100.00% $24,752,248 100.00%$10.94

    ----------------------------------------------------------------------------------

    Total Vacant                                  358,169
                                                ---------

    Total Square Feet                           2,621,274
                                                =========


                              ACADIA REALTY TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of                         Percent          Percent Average
                                         Leases            Square          of                 of     per
                                        Expiring          Footage         Total   Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------


Crossroads (JV Property)
Anchor Tenant Expirations
               2007                           1            38,208       19.97%    504,000  25.78% 13.19
               2009                           1            25,000       13.06%    193,750   9.91%  7.75
               2012                           2           113,155       59.13%    912,177  46.66%  8.06
               2018                           1            15,000        7.84%    345,000  17.65% 23.00

                              ------------------------------------------- -------------------------
  Total Occupied                              5           191,363      100.00%  $1,954,927 100.00%$10.22

  -------------------------------------------------------------------------------------

  Total Vacant
                                                          --------

  Total Square Feet                                       191,363
                                                         ========

  -------------------------------------------------------------------------------------




Shop Tenant Expirations
        Month to Month                       2   5,396   4.87%   $212,621   5.76%$39.40
              2005                           3  10,955   9.89%    326,563   8.84% 29.81
              2006                           4   7,240   6.54%    238,508   6.46% 32.94
              2007                           4  13,730  12.40%    459,055  12.43% 33.43
              2008                           8  27,225  24.59%    882,438  23.90% 32.41
              2009                           4  14,172  12.80%    393,598  10.66% 27.77
              2011                           2   4,070   3.68%    143,212   3.88% 35.19
              2012                           2   5,250   4.74%    186,390   5.05% 35.50
              2014                           2   9,616   8.69%    332,435   9.00% 34.57
              2017                           1   6,600   5.96%    330,000   8.94% 50.00
              2022                           1   6,462   5.84%    187,398   5.08% 29.00

                                ------------------------------------------- -------------------------
  Total Occupied                            33 110,716 100.00% $3,692,218 100.00%$33.35

  -------------------------------------------------------------------------------------

  Total Vacant                                  10,600
                                               -------

  Total Square Feet                             21,316
                                               =======


                              ACADIA REALTY TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                                Lease Expirations
                ------------------------------------------------


                      ----------------------------------------------------------------------------------
                                                       Gross Leased Area      Annualized
                                                                                Base Rent
                                                 -----------------------------------------
                                       Number of                         Percent          Percent Average
                                         Leases            Square          of                 of     per
                                        Expiring          Footage         Total   Amount    Total Sq. Ft.
                      ----------------------------------------------------------------------------------

Crossroads (JV Property)
    Total Tenant Expirations
              Month to month                2             5,396       1.79%        212,621    3.77%   39.40
                           2005             3            10,955       3.63%        326,563    5.78%   29.81
                           2006             4             7,240       2.40%        238,508    4.22%   32.94
                           2007             5            51,938      17.19%        963,055   17.05%   18.54
                           2008             8            27,225       9.01%        882,438   15.63%   32.41
                           2009             5            39,172      12.97%        587,348   10.40%   14.99
                           2011             2             4,070       1.35%        143,212    2.54%   35.19
                           2012             4           118,405      39.19%      1,098,567   19.45%    9.28
                           2014             2             9,616       3.18%        332,435    5.89%   34.57
                           2017             1             6,600       2.18%        330,000    5.84%   50.00
                           2018             1            15,000       4.97%        345,000    6.11%   23.00
                           2022             1             6,462       2.14%        187,398    3.32%   29.00

                                -------------------------------------------    -----------------------------
        Total Occupied                     38           302,079     100.00%     $5,647,145  100.00%  $18.69

        --------------------------------------------------------

        Total Vacant                                     10,600
                                              ------------------

        Total Square Feet                               312,679
                                              ==================

                              ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                               September 30, 2004

                              Property Demographics
                        --------------------------------

----------------------------------------------------------------------------- ------------------------------------
                                                                                3-Mile Radius
                                                                              ------------------------------------
                                                  Trade    Total                              #
                                                  Area     Base      Total     Total  HouseholdsMedian HH Avg. HH
Property / JV Ownership %       City        State(Miles)   Rent       GLA       Pop.    ("HH")   Income   Income
----------------------------------------------------------------------------- ------------------------------------
Brandywine Town Center & Mkt    Wilmington  DE
 Sq./22.22%                                           3  9,998,894   697,919   40,167    15,437  $81,275  $98,474
Elmwood Park Shopping Ctr.      Elmwood ParkNJ        3  3,313,139   149,085  259,975    86,557  $51,206  $61,319
Abington Towne Center           Abington    PA        3    903,024   216,355   93,360    36,608  $65,173  $80,281
Granville Center / 22.22%       Columbus    OH        3    669,710   131,543  114,683    51,558  $46,830  $54,096
Hobson West Plaza               Naperville  IL        3  1,231,568    99,044   94,003    32,812  $96,226 $111,843
Methuen Shopping Ctr.           Methuen     MA        5    828,772   130,238   91,936    33,202  $40,495  $50,182
Crossroads Shopping Ctr. / 49%  White PlainsNY        3  5,647,145   312,679  104,349    40,090  $76,635  $97,520
The Branch Plaza                Smithtown   NY        3  2,363,467   125,676   67,386    22,781  $86,500  $98,961
Village Commons Shopping Ctr.   Smithtown   NY        3  2,050,687    87,306   67,862    22,859  $87,048  $99,163
Bloomfield Town Square          Bloomfield  MI
                                 Hills                5  2,065,643   217,266   62,541    24,356  $72,545 $102,892
Crescent Plaza                  Brockton    MA        3  1,694,375   218,277   99,840    35,462  $45,142  $52,972
239 Greenwich Avenue            Greenwich   CT        5  1,254,282    16,834   66,867    25,228  $94,987 $147,352
Soundview Marketplace           Port        NY
                                 Washington           3  2,710,770   182,865   46,380    16,462 $113,631 $167,275
Town Line Plaza                 Rocky Hill  CT        3  1,556,245   206,178   45,242    19,007  $74,547  $64,079
New Loudon Center               Latham      NY        5  1,662,859   254,530   41,508    16,246  $55,189  $65,561
Pacesetter Park Shopping Ctr.   Pomona      NY        3    977,527    96,646   25,894     8,469  $88,331 $107,734
Mad River Station               Dayton      OH        5  1,495,516   155,721   59,585    26,299  $56,285  $67,437
Greenridge Plaza                Scranton    PA        3    789,641   189,640   88,472    37,357  $32,243  $41,495
Mark Plaza                      EdwardsvillePA        5  1,054,085   214,036   89,240    38,696  $31,389  $39,511
Luzerne Street Shopping Ctr.    Scranton    PA        3    105,000    57,988   66,687    27,708  $30,436  $39,697
East End Center                 Wilkes-BarrePA        5    965,940   305,833   46,209    19,469  $32,717  $41,505
Blackman Plaza                  Wilkes-BarrePA        5    264,374   121,341   61,029    26,168  $30,784  $39,130
Sheffield Crossing / 22.22%     Sheffield   OH        3  1,145,929   112,534   35,452    14,048  $45,762  $54,608
Amherst Marketplace / 22.22%    Amherst     OH        3    800,115    79,937   52,542    21,012  $44,259  $53,044
Sterling Heights Shopping CenterSterling    MI
 / 11.11%                        Heights              3    517,804   154,597   97,175    35,730  $67,786  $74,409
Tarrytown Shopping Center /     Tarrytown   NY
 11.11%                                               3    172,079    33,477   35,238    13,328  $68,960  $98,836
Hitchcock Plaza / 11.11%        Aiken       SC        5    682,432   231,563   25,419    10,547  $60,290  $71,076
Haygood Shopping Center / 11.11%Virginia    VA
                                 Beach                3    799,387   161,604   95,832    36,598  $52,790  $62,252
Walnut Hill Plaza               Woonsocket  RI        5  2,217,640   285,829   59,961    24,256  $41,751  $49,362
Ledgewood Mall                  Ledgewood   NJ        5  4,306,418   517,923   34,631    12,915  $77,309  $88,598
Berlin Shopping Ctr.            Berlin      NJ        3    792,503   188,755   31,313    11,105  $63,424  $74,188
Merrillville Plaza              Hobart      IN        5  2,605,229   235,603   18,924     7,566  $54,952  $62,686
The Gateway Shopping Ctr.       So.         VT
                                 Burlington           3  1,605,592   100,713   46,105    19,252  $43,524  $53,733
Marketplace of Absecon          Absecon     NJ        3  1,471,200   106,235   30,277    10,476  $51,028  $60,415
Pittston Plaza                  Pittston    PA        3    612,262    79,494   40,640    17,537  $36,785  $45,214
Plaza 422                       Lebanon     PA        3    444,020   155,026   44,416    18,047  $36,458  $43,830
Route 6 Plaza                   Honesdale   PA        5  1,067,783   175,507    7,395     3,155  $32,818  $42,657
Bradford Towne Centre           Towanda     PA       10  1,421,531   256,939    5,506     2,344  $38,141  $46,212
----------------------------------------------------------------------------- ------------------------------------
                                                        64,264,587 7,062,736
                                                        --------------------- ------------------------------------
                                                                               59,499    22,990  $59,426  $71,854
                                                                              ------------------------------------

                                                                              ------------------------------------
                                                                               68,385    25,271  $64,910  $79,780
                                                                              ------------------------------------


----------------------------------------------------------------- -------------------------------- ------------------------
                                          5-Mile Radius                    10-Mile Radius
                                --------------------------------- --------------------------------

                                 Total          Median   Avg. HH   Total          Median  Avg. HH
                                              #    HH                           #    HH
Property / JV Ownership %         Pop.     HH    Income  Income     Pop.     HH    Income  Income    County        MSA
----------------------------------------------------------------- -------------------------------- ------------------------
Brandywine Town Center & Mkt                                                                       Bergen     Wilmington-
 Sq./22.22%                     116,835  47,059 $71,475  $91,032        -       -      $-      $-              Newark, DE
Elmwood Park Shopping Ctr.                                                                         Bergen     Bergen-
                                612,593 212,140 $56,661  $68,670        -       -       -       -              Passaic, NJ
Abington Towne Center                                                                              Bucks      Philadelphia,
                                306,979 120,242 $58,804  $71,480        -       -       -       -              PA
Granville Center / 22.22%       267,818 116,119 $52,178  $61,015        -       -       -       -  Franklin   Columbus, OH
Hobson West Plaza               264,472  93,258 $83,440  $96,333        -       -       -       -  DuPage     Chicago, IL
Methuen Shopping Ctr.           198,133  73,801 $46,809  $56,761        -       -       -       -  Essex      Boston, MA-NH
Crossroads Shopping Ctr. / 49%  203,088  74,810 $91,173 $122,507        -       -       -       -  WestchesterNew York, NY
The Branch Plaza                                                                                   Suffolk    Nassau-
                                198,575  64,367 $78,576  $90,006        -       -       -       -              Suffolk, NY
Village Commons Shopping Ctr.                                                                      Suffolk    Nassau-
                                197,398  63,981 $79,019  $90,486        -       -       -       -              Suffolk, NY
Bloomfield Town Square          166,366  63,987 $77,660 $106,428        -       -       -       -  Oakland    Detroit, MI
Crescent Plaza                  168,024  60,373 $50,116  $58,235        -       -       -       -  Plymouth   Boston, MA-NH
239 Greenwich Avenue                                                                               Fairfield  New Haven-
                                141,499  51,663 $92,448 $141,180        -       -       -       -              Meriden, CT
Soundview Marketplace                                                                              Nassau     Nassau-
                                143,395  52,155 $97,968 $139,340        -       -       -       -              Suffolk, NY
Town Line Plaza                 151,760  60,763 $56,343  $66,119        -       -       -       -  Hartford   Hartford, CT
New Loudon Center                                                                                  Albany     Albany-
                                                                                                               Schenectady-
                                152,497  63,018 $46,569  $56,589        -       -       -       -              Troy, NY
Pacesetter Park Shopping Ctr.   128,097  37,540 $71,637  $88,824        -       -       -       -  Rockland   New York, NY
Mad River Station                                                                                  Montgomery Dayton-
                                                                                                               Springfield,
                                130,304  55,583 $58,803  $72,512        -       -       -       -              OH
Greenridge Plaza                                                                                   Lackawanna Scranton-
                                                                                                               Wilkes
                                                                                                               Barre-
                                126,562  53,080 $34,803  $44,679        -       -       -       -              Hazelton, PA
Mark Plaza                                                                                         Luzerne    Scranton-
                                                                                                               Wilkes
                                                                                                               Barre-
                                124,722  53,562 $34,002  $42,614        -       -       -       -              Hazelton, PA
Luzerne Street Shopping Ctr.                                                                       Lackawanna Scranton-
                                                                                                               Wilkes
                                                                                                               Barre-
                                120,838  50,392 $34,650  $44,561        -       -       -       -              Hazelton, PA
East End Center                                                                                    Luzerne    Scranton-
                                                                                                               Wilkes
                                                                                                               Barre-
                                114,991  49,565 $33,939  $42,506        -       -       -       -              Hazelton, PA
Blackman Plaza                                                                                     Luzerne    Scranton-
                                                                                                               Wilkes
                                                                                                               Barre-
                                116,682  50,274 $33,089  $41,383        -       -       -       -              Hazelton, PA
Sheffield Crossing / 22.22%                                                                        Lorain     Cleveland-
                                                                                                               Lorain-
                                121,322  47,230 $45,775  $54,558        -       -       -       -              Elyria
Amherst Marketplace / 22.22%                                                                       Lorain     Cleveland-
                                                                                                               Lorain-
                                 97,181  38,366 $40,461  $49,765        -       -       -       -              Elyria
Sterling Heights Shopping Center                                                                              Coordinates
 / 11.11%                                                                                                      42.5803,
                                257,839 101,330 $64,903  $73,379        -       -       -       -              83.0298
Tarrytown Shopping Center /                                                                                   Coordinates
 11.11%                                                                                                        41.0799,
                                119,686  46,393 $76,834 $104,788        -       -       -       -              73.8640
Hitchcock Plaza / 11.11%                                                                                      Coordinates
                                                                                                               33.5156,
                                 45,931  18,554 $49,878  $60,184   84,131  33,423  43,742  52,745              81.7311
Haygood Shopping Center / 11.11%                                                                              Coordinates
                                                                                                               36.8727,
                                217,586  82,889 $52,974  $62,426        -       -       -       -              76.1350
Walnut Hill Plaza                                                                                  Providence Providence-
                                                                                                               Fall River,
                                 94,203  37,077 $48,793  $57,263        -       -       -       -              RI
Ledgewood Mall                  105,973  38,609 $75,159  $86,345  278,307 100,409 $84,897 $99,923  Morris     Newark, NJ
Berlin Shopping Ctr.                                                                               Burlington Philadelphia,
                                 94,688  34,457 $60,908  $70,450        -       -       -       -              PA, NJ
Merrillville Plaza               84,180  31,820 $52,697  $60,610  344,569 130,349 $48,747 $57,323  Lake       Gary, IN
The Gateway Shopping Ctr.                                                                          Chittenden Burlington,
                                 68,034  27,816 $45,474  $56,025        -       -       -       -              VT
Marketplace of Absecon                                                                             Atlantic   Atlantic
                                                                                                               City-Cape
                                 68,488  23,943 $50,386  $59,385        -       -       -       -              May, NJ
Pittston Plaza                                                                                     Luzerne    Scranton-
                                                                                                               Wilkes
                                                                                                               Barre-
                                 72,326  31,010 $38,049  $46,790        -       -       -       -              Hazelton, PA
Plaza 422                                                                                          Lebanon    Harrisburg-
                                                                                                               Lebanon-
                                 61,325  24,358 $40,383  $48,126        -       -       -       -              Carlisle, PA
Route 6 Plaza                    11,704   4,849 $33,779  $43,036        -       -       -       -  Wayne               N/A
Bradford Towne Centre             8,813   3,627 $38,371  $46,994   17,398   6,799 $38,245 $46,336  Bradford            N/A
----------------------------------------------------------------- -------------------------------- ------------------------

                                --------------------------------- --------------------------------
                                142,685  54,792 $57,707  $71,068  246,693  91,246 $74,630 $88,452
                                --------------------------------- --------------------------------

                                --------------------------------- --------------------------------
                                166,731  61,184 $63,179  $78,573  255,281  94,105 $66,035 $77,943
                                --------------------------------- --------------------------------

                              ACADIA REALTY TRUST

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                             September 30, 2004

                    Residential (Multi-family) Properties
-----------------------------------------------------------------------------                         ---------

                                                                                                         %        %
                                                                                                       Occupied Occupied
                                  Property                                   Location  Square   Units SeptemberJune 30,
                                                                                         Feet          30, 2004   2004
------------------------------------------------------------------------------------------------------------------------
                                Mid-Atlantic

                               North Carolina
-----------------------------------------------------------------------------
                             Village Apartments                               Winston
                                                                                Salem   578,606   600       93%      93%

                                  Mid-West

                                  Missouri
-----------------------------------------------------------------------------
                  Gate House, Holiday House, Tiger Village,                   Columbia  628,891   874       97%      94%
                                                                                      ----------------------------------
                            Colony Apartments (1)


                                   Totals                                             1,207,497 1,474       95%      93%
                                                                                      ==================================

                                                                                                      ---------



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions




                                    Page 51